Exhibit 10.25

Exhibit 10.25

AMENDMENT NO. 9 TO CREDIT AGREEMENT

OF AMERICAN APPAREL (USA), LLC

This AMENDMENT NO. 9 (this “Amendment”), dated as of December 19, 2008, is among American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), a California limited liability company (the “Borrower”), the Facility Guarantors thereto (the “Facility Guarantors”) and SOF Investments, L.P. - Private IV, as lender (the “Lender”), parties to the Credit Agreement dated as of January 18, 2007 (as amended by that certain Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc. dated as of July 2, 2007, that certain Amendment No. 2 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 9, 2007, that certain Amendment No. 3 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 28, 2007, that certain Amendment No. 4 and Waiver to Credit Agreement of American Apparel, Inc. dated as of December 12, 2007, that certain Amendment No. 5 and Waiver to Credit Agreement of American Apparel (USA), LLC dated as of February 29, 2008, that certain Amendment No. 6, Consent and Waiver To Credit Agreement of American Apparel (USA), LLC dated as of May 16, 2008, that certain Amendment No. 7 to Credit Agreement of American Apparel (USA), LLC dated as of June 20, 2008 and that certain Amendment No. 8 and Waiver to Credit Agreement of American Apparel (USA), LLC dated as of November 7, 2008, the “Credit Agreement”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Lender and the Borrower desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof the Credit Agreement is hereby amended as follows:

(a) Amendments to Article I (Definitions)

(i) Section 1.01 (Definitions) of the Credit Agreement is hereby amended as follows:

(A) The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” means April 20, 2009.

(B) The definition of “Permitted Disposition” is hereby amended by deleting the word “and” at the end of clause (f) thereof and adding the following new clause (g) immediately after clause (f) thereof:

AMENDMENT NO. 9 OF AMERICAN APPAREL (USA), LLC

“(g) as long as no Default or Event of Default then exists or would arise therefrom, sales and transfers of equipment now or hereafter owned by any Loan Party in an amount not to exceed $15,000,000 in the aggregate for all such sales, including sale-leaseback transactions involving such equipment; provided that the net proceeds of any disposition of equipment pursuant to this clause (g) shall be used solely to pay down the “Obligations” (as defined in the Existing First Lien Credit Agreement) (without a reduction of the commitments thereunder) and, to the extent expressly permitted under the Existing First Lien Credit Agreement, the Loans made hereunder pursuant to SECTION 2.08(a); and”

(C) Clause (h) of the definition of “Permitted Encumbrances” is hereby amended and restated in its entirety as follows:

“(h) (x) Liens on fixed or capital assets acquired by any Loan Party or any Subsidiary (and proceeds thereof and insurance proceeds relating thereto) which are permitted under clause (e)(i) of the definition of Permitted Indebtedness so long as (i) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of the construction or improvement thereof (other than refinancings thereof permitted hereunder), (ii) the Indebtedness secured thereby does not exceed 100% of the cost of acquisition of such fixed or capital assets, and (iii) such Liens shall not extend to any other property or assets of the Loan Parties, and (y) Liens on equipment securing Indebtedness permitted under clause (e)(ii) of the definition of Permitted Indebtedness or leases entered into pursuant to sale-leasebacks permitted under clause (g) of the definition of Permitted Disposition, so long as such Liens are limited to such equipment, proceeds thereof and any insurance proceeds relating thereto.”

(D) The definition of “Permitted Indebtedness” is hereby amended by (i) deleting clause (j) thereof and replacing it with “[intentionally deleted]”, (ii) inserting the word “and” after the term “Maturity Date” in clause (k)(ii) thereof and by deleting the language “and (iv) such Loan Party shall be in pro forma compliance with Section 6.11(a) after the incurrence of such Subordinated Indebtedness” from the end of clause (k) thereof, (iii) deleting the reference to “$12,000,000” in clause (1) thereof and replacing it with “$25,000,000,” and (iv) amending and restating clause (e) in its entirety as follows:

“(e) (i) purchase money Indebtedness of any Loan Party or their Subsidiaries to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof (and not incurred in contemplation of such acquisition) and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, and (ii) Indebtedness incurred with respect to any financing of or secured by equipment now or hereafter owned by any Loan Party (including without limitation any sale-leaseback transaction with respect to such equipment) and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal

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AMENDMENT NO. 9 OF AMERICAN APPAREL (USA), LLC

amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that with respect to extensions, renewals, or replacements of such Indebtedness, the holders of such Indebtedness are not afforded covenants, defaults, rights or remedies more burdensome in any material respect to the obligor or obligors than those contained in the Indebtedness being extended, renewed or replaced, and further provided however, that the aggregate principal amount of Indebtedness permitted by this clause (e) and clause (i) below shall not exceed $20,000,000 at any time outstanding;”

(E) The definition of “Prepayment Event” is hereby amended by amending and restating clause (a) thereof in its entirety as follows:

“(a) any sale, transfer or other disposition (including pursuant to a sale-leaseback transaction, and any Permitted Disposition pursuant to clauses (e) and (g) of the definition of Permitted Disposition) of any property or asset of a Loan Party or any Subsidiary of a Loan Party, other than a sale of inventory in the ordinary course of business or a Permitted Disposition pursuant to clauses (a) through (d) and clause (f) of the definition of Permitted Disposition;”

(F) The following definitions are hereby inserted in Section 1.01 (Definitions) of the Credit Agreement in the appropriate alphabetical order:

“Total Debt” means the outstanding principal amount of Indebtedness (not including Hedge Agreements) of the Loan Parties and their Subsidiaries on a consolidated basis.

“Warrants” means those certain Warrants to Purchase Shares of Common Stock of American Apparel, Inc. issued on December 19, 2008 and any other warrants issued to Lender after the date hereof.

(b) Amendment to Article II (Amount and Terms of Credit)

(i) Section 2.07 (Optional Prepayment of Loans; Reimbursement of Lenders) of the Credit Agreement is hereby amended by deleting the text of clause (b) thereof and replacing it with “[Intentionally Deleted.]”

(ii) Section 2.08 (Mandatory Prepayment; Commitment Termination) of the Credit Agreement is hereby amended by deleting clause (a) thereof and replacing it with the following new clause (a):

“(a) The Borrower shall, to the extent permitted by the Existing First Lien Credit Agreement, apply all Net Proceeds received by the Loan Parties from any Person or from any source on account of any Prepayment Event to prepay the Loans, except as otherwise provided herein. All prepayments made pursuant to this SECTION 2.08(a) shall be paid to the Administrative Agent for application to the prepayment of outstanding Loans, including any interest-paid-in kind, if any, ratably in accordance with each Lender’s Commitment Percentage. Notwithstanding anything to the contrary in the foregoing, at any time a mandatory prepayment pursuant to this SECTION 2.08(a) is

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AMENDMENT NO. 9 OF AMERICAN APPAREL (USA), LLC

subject to the Payment Conditions under the terms of the Existing First Lien Credit Agreement, (i) if the Payment Conditions are satisfied (after giving effect to such prepayment) on the date of such Prepayment Event, an amount equal to the Net Proceeds received on account of such Prepayment Event shall be applied to prepay the Loan on the first Business Day following such Prepayment Event in accordance with this SECTION 2.08(a), or (ii) if the Payment Conditions cannot be satisfied (after giving effect to such prepayment) on the date of such Prepayment Event, an amount equal to the portion of such Net Proceeds, if any, that may be applied under the Payment Conditions to prepay the Loan shall be applied to prepay the Loan on the first Business Day following such Prepayment Event that the Payment Conditions are satisfied (after giving effect to such prepayment) (provided no such prepayment shall be required if the amount of Loans required to be prepaid after satisfaction of the Payment Conditions would be less than $200,000).”

(iii) Section 2.09(a) (Additional Interest) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) On the effective date of Amendment No. 9 to this Agreement, the Borrower shall pay the Administrative Agent non-refundable additional interest in an amount equal to five percent (5%) of the Total Commitment (the “Additional Interest”).”

(c) Amendments to Article V (Affirmative Covenants)

(i) Section 5.01 (Financial Statements and Other Information) of the Credit Agreement is hereby amended by deleting “and” at the end of clause (h) thereof, re-lettering clause (i) thereof as clause (j) and inserting the following new clause (i):

“(i) Promptly following the delivery of any documents pursuant to Section 5.01 of the Existing First Lien Credit Agreement which are not otherwise required to be delivered under this SECTION 5.01, such documents; and”

(d) Amendments to Article VI (Negative Covenants)

(i) Section 6.06 (Equity Issuances) of the Credit Agreement is hereby amended by (x) deleting clause (iii) thereof in its entirety and replacing it with “(iii) issue any additional shares of its Capital Stock not permitted above,” and (y) deleting the proviso contained therein and replacing it with the following:

“provided that notwithstanding anything to the contrary contained herein, nothing in this SECTION 6.06 shall prohibit (a) the issuance of Capital Stock by Parent (other than preferred stock not permitted to be issued under clause (i) above) so long as the Net Proceeds thereof (if any) are applied to prepay the outstanding principal amount of the loans made under the Existing First Lien Credit Agreement (without a reduction of the commitments thereunder) or, to the extent permitted by the Existing First Lien Credit Agreement, of the Loans made hereunder in accordance with SECTION 2.08(a), (b) the issuance of options or

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AMENDMENT NO. 9 OF AMERICAN APPAREL (USA), LLC

stock awards, including, without limitation, issuances of options or stock awards to employees of the Merger Subsidiary pursuant to the Merger Agreement and expressly set forth therein, or (c) the issuance of Capital Stock by Parent (other than preferred stock not permitted to be issued under clause (i) above) with respect to the Warrants or in connection with the issuance of options, warrants or stock awards, or in connection with the exercise of options, warrants or stock awards.”

(ii) Section 6.07(b) (Restricted Payments; Certain Payments of Indebtedness) of the Credit Agreement is hereby amended by (w) deleting the language “mandatory payments and prepayments of interest and principal as and when due” in clause (i) thereof and replacing it with “mandatory payments of interest and principal as and when due and prepayments of interest and principal,” (x) deleting the word “and” at the end of clause (v) thereof, (y) adding the phrase “and interest” after the phrase “any prepayments of principal” in clause (vi) thereof, and (z) adding the new clause (vii) to the end thereof:

“(vii) conversions of Indebtedness under clauses (k) or (1) of the definition of Permitted Indebtedness to equity.”

(iii) Section 6.11 (Financial Covenants) of the Credit Agreement is hereby amended as follows:

(A) Section 6.11(b) (Minimum Consolidated EBITDA) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Minimum Consolidated EBITDA. The Parent shall maintain, for the twelve month period ended on the last day of each month set forth below, Consolidated EBITDA for the twelve months ending on such day of not less than the amount set forth opposite such month:

TWELVE MONTHS ENDING

MINIMUM CONSOLIDATED

EBITDA

November 30, 2008

$65,000,000

December 31, 2008

$65,000,000

January 31, 2009

$65,000,000

February 28, 2009

$65,000,000

March 31, 2009

$65,000,000

April 30, 2009

$65,000,000

May 31, 2009

$65,000,000

June 30, 2009

$65,000,000

July 31, 2009 and each month $70,000,000”

thereafter

(B) Section 6.11(c) (Maximum Senior Debt to Consolidated EBITDA) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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AMENDMENT NO. 9 OF AMERICAN APPAREL (USA), LLC

“(c) Maximum Senior Debt to Consolidated EBITDA. The Parent shall maintain, for the four Fiscal Quarter period ended on the last day of each Fiscal Quarter set forth below, a Senior Debt to Consolidated EBITDA ratio of not more than the ratio set forth below opposite such Fiscal Quarter:

FOUR FISCAL QUARTERS ENDING

SENIOR DEBT TO CONSOLIDATED EBITDA

December 31, 2008

2.20:1.0

March 31, 2009

2.20:1.0

June 30, 2009

2.20:1.0

September 30, 2009

2.20:1.0

December 31, 2009 and each Fiscal Quarter thereafter

2.20:1.0”

(C) Section 6.11(d) (Total Adjusted Debt to Consolidated EBITDAR) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(d) Total Debt to Consolidated EBITDA. The Parent shall maintain, for the four Fiscal Quarter period ended on the last day of each Fiscal Quarter set forth below, a Total Debt to Consolidated EBITDA ratio of not more than the ratio set forth below opposite such Fiscal Quarter:

FOUR FISCAL QUARTERS ENDING

TOTAL DEBT TO CONSOLIDATED EBITDA

December 31, 2008

2.20:1.0

March 31, 2009

2.20:1.0

June 30, 2009

2.20:1.0

September 30, 2009

2.20:1.0

December 31, 2009 and each Fiscal Quarter thereafter

2.20:1.0”

(iv) Section 6.12 (Capital Expenditures) of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with the following new clause (b):

“(b) in excess of (i) $9,262,000 in the aggregate for the Fiscal Quarter ending March 31, 2009; (ii) $4,939,000 in the aggregate for the Fiscal Quarter ending June 30, 2009; (iii) $2,610,000 in the aggregate for the Fiscal Quarter ending September 30, 2009; and (iv) $2,023,000 in the aggregate for the Fiscal Quarter ending December 31, 2009.”

(e) Amendment to Article VII (Events of Default)

(i) Section 7.01 (Events of Default) of the Credit Agreement is hereby amended by adding the word “or” to the end of clause (s) thereof and adding the following new clause (t) immediately after clause (s) thereof:

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Amendment No. 9 of American Apparel (USA), LLC

“(t) if, on or prior to April 1, 2009, Borrower shall not have engaged any of the “big four” independent accounting firms, or another nationally recognized independent accounting firm reasonably acceptable to the Lender, as its auditor;”

(f) Amendment to Article IX (Miscellaneous)

(i) Section 9.01 (Notices) of the Credit Agreement is hereby amended by deleting clauses (a) and (c) thereof in their entirety and replacing them with the following new clauses (a) and (c), respectively:

“(a) if to any Loan Party, to it at American Apparel, Inc. 747 Warehouse St., Los Angeles, CA 90021, Attention: Adrian Kowalewski (Telecopy No. (213) 201-3062), (E-Mail adrian@americanapparel.net), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Attention: David Reamer (Telecopy No. (213) 621-5052); E-Mail dreamer@skadden.com).

(b) if to any other Credit Party, to it at SOF Investments, L.P. – Private IV, c/o MSD Capital, L.P., 645 Fifth Avenue, 21st Floor, New York, New York 10022-5910, Attention: General Counsel, (Telecopy No. (212) 303-1772), (E-mail mlisker@msdcapital.com), with a copy to Kramer Levin Naftalis & Frankel LLP, Attention: Ernie Wechsler, Esq. (Telecopy No. (212) 715-8000).”

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or duly waived by the Lender (the date on which such conditions precedent are satisfied or duly waived by the Lender is referred to as the “Amendment Effective Date”):

(a) Certain Documents. The Administrative Agent shall have received the following documents, each in form and substance reasonably satisfactory to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment, and dated the Amendment Effective Date (when applicable):

(i) this Amendment, duly executed by the Borrower, each Facility Guarantor, the Lender and the First Lien Administrative Agent (as defined in the Intercreditor Agreement);

(ii) an executed copy of those certain Warrants to Purchase Shares of Common Stock of American Apparel, Inc. in substantially the form attached as Exhibit A hereto;

(iii) an executed copy of the Fifth Amendment to Credit Agreement with respect to the Existing First Lien Credit Agreement in form and substance reasonably satisfactory to the Lender;

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Amendment No. 9 of American Apparel (USA), LLC

(iv) an executed copy of the Amended and Restated Subordination Agreement, with respect to Indebtedness of the Borrower owed to Dov Charney in substantially the form attached as Exhibit B hereto;

(v) the Cash Flow Projections and the Yearly Projections (each as defined in the Existing First Lien Credit Agreement);

(vi) an opinion of counsel to the Loan Parties, addressed to the Lender, in form and substance reasonably satisfactory to the Lender; and

(vii) such other and further documents as the Lender reasonably may require and shall have identified prior to the execution of this Amendment, in order to confirm and implement the terms and conditions of this Amendment.

(b) Corporate and Other Proceedings. All corporate and other proceedings required in connection with this Amendment, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 3 (Representations and Warranties) of this Amendment shall be true and correct.

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 4 (Fees and Expenses) hereof, including any Additional Interest owing under the Credit Agreement, and all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents as set forth on that invoice dated December 17, 2008) and all other costs, expenses and fees due under any Loan Document.

(g) No Default or Event of Default Under Existing First Lien Credit Agreement. No default or event of default shall have occurred and be continuing with respect to the Existing First Lien Credit Agreement on the date hereof.

Section 3. Representations and Warranties

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Amendment No. 9 of American Apparel (USA), LLC

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Facility Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date, and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing; and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 4. Fees and Expenses

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.03(a) (Expenses; Indemnity; Damage Waiver) of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents as set forth on that invoice dated December 17, 2008). In addition the Borrower agrees to pay to Lender any Additional Interest owing under the Credit Agreement and payable on the date hereof.

Section 5. Covenant

(a) The Borrower hereby covenants that on or before March 13, 2009, it shall raise $16,000,000 by issuing Capital Stock and/or incurring Indebtedness, each in compliance with the Credit Agreement. If the Borrower has not raised such $16,000,000 in accordance with the foregoing sentence by March 13, 2009, the Borrower shall issue warrants on the terms and conditions set forth in those certain Warrants to Purchase Shares of Common Stock of American Apparel, Inc. in the form attached as Exhibit C hereto (the “Additional Warrants”); provided that

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Amendment No. 9 of American Apparel (USA), LLC

in the event that the amount of the Loans outstanding under the Credit Agreement on March 13, 2009 is less than $35,000,000, the foregoing requirement of this Section 5 shall be void and of no further force and effect, and any provisions in the Additional Warrants or any other agreement or instrument relating to such issuance shall be, and hereby is, irrevocably waived and of no further force and effect.

Section 6. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder” “hereof” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 7. Consent of Facility Guarantors

Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 8. Consent of First Lien Administrative Agent

The First Lien Administrative Agent (as defined in the Intercreditor Agreement), on behalf of itself and the lenders to the Existing First Lien Credit Agreement, hereby consents to the amendments to the Credit Agreement described in this Amendment and the other terms and conditions set forth herein.

Section 9. Consent to Existing First Lien Credit Agreement Amendment

The Lender and the Administrative Agent consent to the terms of the Fifth Amendment to the Existing First Lien Credit Agreement, in the form attached as Exhibit D hereto, and the payment of related fees and expenses.

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Amendment No. 9 of American Apparel (USA), LLC

Section 10. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 11. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 12. Section; Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 13. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Facility Guaranty.

Section 14. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

Section 15. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

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Amendment No. 9 of American Apparel (USA), LLC

Section 16. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

Section 17. Submission to Jurisdiction

Each Loan Party agrees that any suit for the enforcement of this Amendment may be brought in the federal or state courts of the State of New York as the Lender may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Amendment against a Loan Party or its properties in the courts of any jurisdiction.

Section 18. Subordination Agreement

Lender hereby agrees that the terms and conditions of the form of Subordination Agreement attached as Exhibit E hereto between Lender and the Subordinated Creditor (as defined therein) are acceptable for purposes of clause (l)(iii) of the definition of Permitted Indebtedness.

[Remainder of Page Left Blank]

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In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), as Borrower

By:

Name: Dov Charney

Title: Sole Manager

SOF INVESTMENTS, L.P. - PRIVATE IV,

as Lender

By:

Name:

Title:

[SIGNATURE PAGE TO AMENDMENT NO.9]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), as Borrower

By:

Name:

Title:

SOF INVESTMENT, L.P. – PRIVATE IV, as Lender

By:

Name: Marc R. Linser

Title: General Counsel

[SIGNATURE PAGE TO AMENDMENT NO.9]

Amendment No. 9 of American Apparel (USA), LLC

FACILITY GUARANTORS:

AMERICAN APPAREL, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By:

Name: Dov Charney

Title: Sole Manager

FRESH AIR FREIGHT, INC.,

as Facility Guarantor

By:

Name: Dov Charney

Title: President

KCL KNITTING, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By:

Name: Dov Charney

Title: Sole Member

AMERICAN APPAREL RETAIL, INC., as Facility Guarantor

By:

Name: Dov Charney

Title: President

[SIGNATURE PAGE TO AMENDMENT NO.9]

Amendment No. 9 of American Apparel (USA), LLC

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:

Name: Dov Charney

Title: President

AMERICAN APPAREL, INC., as Facility Guarantor

By:

Name: Dov Charney

Title: President

[SIGNATURE PAGE TO AMENDMENT NO.9]

Amendment No. 9 of American Apparel (USA), LLC

ACKNOWLEDGED, AGREED AND CONSENTED TO:

BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for Lasalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), as First Lien Administrative Agent

By:

Name: DAVID VEGA

[SIGNATURE PAGE TO AMENDMENT NO.9]

Exhibit A

(Attached)

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

WARRANTS TO PURCHASE

SHARES OF COMMON STOCK

OF

AMERICAN APPAREL, INC.

Expires December 19, 2013

No.: W-A-08-1 Number of Shares: 1,000,000

Date of Issuance: December 19, 2008

FOR VALUE RECEIVED, the undersigned, American Apparel, Inc., a Delaware corporation (together with its successors and assigns, the “Issuer”), hereby certifies that SOF Investments, L.P. — Private IV or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to one million (1,000,000) shares (subject to adjustment as hereinafter provided) of duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 7 hereof.

1. Term. The term of this Warrant shall commence on the Original Issue Date and shall expire at 6:00 p.m., eastern time, on December 19, 2013 (such period being the “Term”).

2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

(a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole at any time or in part during the Term.

(b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by “cashless exercise” in accordance with the provisions of subsection (c) of this Section 2, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.

(c) Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the Per Share Market Value of one share of Common Stock on the date of exercise is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y)

B

Where X = the number of shares of Common Stock to be issued to the Holder.

Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

A = the Warrant Price.

B = the Per Share Market Value on the date of exercise of one share of Common Stock.

(d) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that the Warrant Stock is then freely tradeable under Rule 144 under the Securities Act) issued and delivered to the Depository Trust Company (“DTC”) account of the Holder or its designee on the Holder's behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records of the number of shares of Warrant Stock exercised as of each date of exercise.

(e) Transferability of Warrant. Subject to Section 2(g) hereof, this Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical to this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

(f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(g) Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

(ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF

APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective under the Securities Act and the Holder has represented that the Warrant Stock has been or will be sold, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Issuer with reasonable assurances acceptable to the Issuer that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from a Holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(g), the Issuer will use reasonable efforts, at the Holder’s expense, to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or ‘blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(g) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder’s prime broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant). Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if such exercise is in connection with a sale and the Issuer and its transfer agent are participating in DTC through the DWAC system.

(g) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act.

(h) No Rights as Stockholder. A Warrant does not entitle the Holder thereof to any of the rights of a stockholder of the Issuer, including, without limitation, the right to receive dividends or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Issuer or any other matter.

3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

(a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Issuer, other than income taxes attributable to the issuance and delivery of Common Stock upon exercise of this Warrant. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a number of shares of Common Stock equal to at least the aggregate number of shares of Common Stock necessary to provide for the exercise of this Warrant, as such necessary number of shares of Common Stock may be adjusted from time to time pursuant to Section 4 hereof.

(b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

(c) Covenants. The Issuer shall not by any action including, without limitation, amending the Articles of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Articles of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

(d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

4. Adjustment of Warrant Price and Number of Shares Issuable Upon Exercise. The Warrant Price and the Warrant Share Number shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in Section 5.

(a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale. In case the Issuer after the Original Issue Date shall do any of the following (each, a “Triggering Event”): (a) consolidate or merge with or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and as a condition to each such Triggering Event, proper and adequate provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4.

(b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

(i) make or issue or set a record date for the holders of the Common

Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

(ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

(c) Certain Other Distributions. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

(i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

(ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

(iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of

Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

(d) Issuance of Additional Shares of Common Stock.

(i) In the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

(A) the numerator of which shall be equal to the sum of (x) the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

(B) the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock.

(ii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e).

(e) Issuance of Common Stock Equivalents. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the Warrant Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

(f) Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) as the result of any issuance of Common Stock Equivalents, and (i) such Common Stock Equivalents, or the right of conversion or exchange in such Common Stock Equivalents, shall expire, and all or a portion of such or the right of conversion or exchange with respect to all or a portion of such Common Stock Equivalents, as the case may be, shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 4(f), there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock theretofore actually issued or issuable pursuant to the previous exercise of Common Stock Equivalents or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which Additional Shares of Common Stock are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

(g) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

(i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(g)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

(ii) Timing of Adjustments. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

(iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(h) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

(i) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an “adjustment”), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant or the Issuer be submitted to a national or regional accounting firm reasonably acceptable to the Issuer and the Holder. The firm selected as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The costs and expenses of the accounting firm shall be paid equally by the Issuer and the Holder.

6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up or down to the nearest whole number of shares.

7. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Additional Shares of Common Stock” means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the Original Issue Date (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holders), (iii) the Warrant Stock, (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital and (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer’s stock option plans and employee stock purchase plans outstanding as they exist from time to time or employment agreements with employees of the Issuer or its Subsidiaries.

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Common Stock” means the Common Stock, $0.001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Common Stock Equivalent” means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

“Convertible Securities” means evidences of indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term “Convertible Security” means one of the Convertible Securities.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holder” mean the Persons who shall from time to time own this Warrant.

“Independent Appraiser” means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

“Issuer” means American Apparel, Inc., a Delaware corporation, and its successors.

“NYSE Alternext U.S.” means the NYSE Alternext U.S., and its successors.

“Original Issue Date” means December 19, 2008.

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.

“Other Common” means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

“Outstanding Common Stock” means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Per Share Market Value” means on any particular date (a) the last sale price per share of the Common Stock on such date on the NYSE Alternext U.S. or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price or last sale price, as applicable, on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the NYSE Alternext U.S. or any registered national stock exchange, the closing bid price or last sale price, as applicable, for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the five (5) Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser mutually agreeable to the Issuer and the Holder; provided, that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

“Securities” means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. “Security” means one of the Securities.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Subsidiary” means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

“Term” has the meaning specified in Section 1 hereof.

“Trading Day” means (a) a day on which the Common Stock is traded on the NYSE Alternext U.S., or (b) if the Common Stock is not traded on the NYSE Alternext U.S., a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Voting Stock” means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

“Warrant” means this Warrant.

“Warrant Price” initially means $3.00 as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereof.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means Common Stock issuable upon exercise of this Warrant.

10. Other Notices. In case at any time:

(A) the Issuer shall make any distributions to the holders of Common Stock; or

(B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

(C) there shall be any reclassification of the Capital Stock of the Issuer; or

(D) there shall be any capital reorganization by the Issuer; or

(E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer’s property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

(F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer’s transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Holder.

12. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 12 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant, shall be entitled to reimbursement for reasonable legal fees and other costs of such proceeding from the non-prevailing party. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

13. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Issuer: American Apparel, Inc.

747 Warehouse Street

Los Angeles, California 90021-1106

Attention: Chief Executive Officer

Tel. No.: (213) 488-0266

Fax No.: (213) 201-3062

with copies (which copies

shall not constitute notice)

to: Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, Suite 3400

Los Angeles, CA 90071

Attention: Jeffrey H. Cohen & David C. Eisman

Tel. No.: (213) 687-5288 and (213) 687-5381

Fax No.: (213) 621-5288 and (213) 621-5381

If to any Holder:

At the address of such Holder set forth on Exhibit A to this Agreement, with copies to Holder’s counsel as set forth on Exhibit A or as specified in writing,

with copies (which copies shall not constitute notice)

to: Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Attention: Ernest S. Wechsler

Tel. No.: (212)715-9100

Fax No.: (212) 715-8000

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

14. Warrant Agent. The Issuer may, by written notice to the Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

15. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

16. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or holder of Warrant Stock.

17. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

AMERICAN APPAREL, INC.

By:

Name:

Title:

EXERCISE FORM

WARRANT

AMERICAN APPAREL, INC.

The undersigned, , pursuant to the provisions of the within Warrant, hereby elects to purchase shares of Common Stock of American Apparel, Inc. covered by the within

Warrant.

Dated: Signature

Address

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise

Cashless Exercise

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is . The Issuer shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is .

X = Y - (A)(Y)

B

Where:

The number of shares of Common Stock to be issued to the Holder (“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (“Y”).

The Warrant Price (“A”).

The Per Share Market Value of one share of Common Stock (“B”).

ASSIGNMENT

FOR VALUE RECEIVED, hereby sells, assigns and transfers unto the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint , attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: Signature

Address

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, hereby sells, assigns and transfers unto the right to purchase shares of Warrant Stock evidenced by

the within Warrant together with all rights therein, and does irrevocably constitute and appoint

, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: Signature

Address

FOR USE BY THE ISSUER ONLY:

This Warrant No. W- canceled (or transferred or exchanged) this day of ,

, shares of Common Stock issued therefor in the name of , Warrant No.

W- issued for shares of Common Stock in the name of .

Exhibit B

(Attached)

AMENDED AND RESTATED SUBORDINATION AGREEMENT

This Amended and Restated Subordination Agreement (this “Agreement”) is made as of December 19, 2008 by and among American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.), a California limited liability company (the “Borrower”), Dov Charney, an individual (the “Subordinated Creditor”), and the Administrative Agent (as defined in the Credit Agreement (defined below)) pursuant to that certain Credit Agreement.

WITNESSETH

WHEREAS, the Borrower has entered into certain financing arrangements with Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), and certain other lenders, as evidenced by, among other documents and instruments, the Credit Agreement dated as of July 2, 2007, among the Borrower, certain Affiliates thereof as borrowers, the guarantors named therein, each of the lenders party thereto and Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), as agent.

WHEREAS, Subordinated Creditor has entered into certain financing and related arrangements with the Borrower and has made loans or provided other financial accommodations to the Borrower pursuant to (i) that certain undocumented Promissory Note by and between the Borrower and the Subordinated Creditor, and all other documents and instruments entered into in connection therewith (collectively, the “Existing Subordinated Debt Documents”), and (ii) that certain Promissory Note by and between the Borrower and the Subordinated Creditor, and all other documents and instruments entered into in connection therewith (collectively, the “New Subordinated Debt Documents”, and together with the Existing Subordinated Debt Documents, collectively, the “Subordinated Debt Documents”), which loans and other financial accommodations, as well as the right to payment due thereunder, are and shall be unsecured; and

WHEREAS, the Borrower has entered into financing arrangements with SOF Investments, L.P. – Private IV (together with any successor in interest, the “Lenders”) as evidenced by, among other documents and instruments, a certain Credit Agreement dated as of January 18, 2007 (as amended, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the facility guarantors named therein (the “Facility Guarantors”, and, together with the Borrower, collectively, the “Loan Parties”) and the Lenders, pursuant to which the Lenders have, upon certain terms and conditions, made loans and provided other financial accommodations to the Borrower secured by certain assets and properties of the Loan Parties; and

WHEREAS, the parties hereto previously entered into that certain Subordination Agreement dated as of January 18, 2007 (the “Existing Subordination Agreement”), pursuant to which the parties hereto agreed to, among other things, certain terms and conditions with respect to the “Subordinated Debt Obligations” (as defined in the Existing Subordination Agreement); and

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders enter into that certain Amendment No. 9 to Credit Agreement (“Amendment No. 9”); and

WHEREAS, the Administrative Agent and the Lenders are willing to enter into Amendment No. 9, subject to, among other things, the execution and delivery by the Borrower and the Subordinated Creditor of this Agreement;

WHEREAS, in order to induce the Administrative Agent and the Lenders to continue to provide the financing arrangements with the Loan Parties, (i) Subordinated Creditor has agreed to the subordination in right of payment of the existing and future obligations of the Borrower to Subordinated Creditor to the payment of the existing and future obligations of the Borrower to the Administrative Agent and the Lenders and related matters as set forth below, and (ii) the parties hereto have agreed to amend and restate the Existing Subordination Agreement in accordance with the terms hereof;

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Existing Subordination Agreement is hereby amended and restated to read as follows:

1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

2. Subordination: Subordinated Creditor and the Borrower hereby agree with the Administrative Agent that the principal, interest, fees, expenses and all other amounts due (collectively, the “Subordinated Debt Obligations”) under the Subordinated Debt Documents are and shall be subject to and subordinate to the prior payment in full in cash of the Obligations on the terms and conditions set forth in this Agreement until such time as the principal of and interest on each Loan and all fees and other Obligations shall have been paid in full in cash.

3. Agreements By Subordinated Creditor: Subordinated Creditor hereby agrees as follows (such agreements to remain in effect until such time as the principal of and interest on each Loan and all fees and other Obligations shall have been paid in full in cash):

Subordinated Creditor shall not:

a. Except as provided in Section 5 hereof, demand, accept, or receive from the Borrower, directly or indirectly, any payment or other value, in cash or in kind, on account of the Subordinated Debt Obligations.

b. Amend in a manner adverse to the Administrative Agent and the Lenders the Subordinated Debt Documents or alter, amend, or change any term of payment of the Subordinated Debt Obligations (other than the forgiveness of the Subordinated Debt Obligations in whole or in part or extension of any payment date therefor).

c. Set off, establish a contra account, or otherwise apply, all or any part of the Subordinated Debt Obligations towards satisfaction of any obligation of Subordinated Creditor to the Borrower.

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d. Enforce any of Subordinated Creditor’s rights, remedies, powers, privileges and discretions with respect to the Subordinated Debt Obligations.

e. Demand, accept, or receive from the Borrower any collateral for the Subordinated Debt Obligations or any other obligation of the Borrower to Subordinated Creditor under the Subordinated Debt Documents.

4. Agreements By Borrower: The Borrower hereby agrees as follows (such agreements to remain in effect until such time when the principal of and interest on each Loan and all fees and other Obligations shall have been paid in full in cash):

The Borrower shall not:

a. Except as provided in Section 5 below, make any payment or give any value in cash or in kind to Subordinated Creditor, directly or indirectly, on account of the Subordinated Debt Obligations.

b. Set off, establish a contra account, or otherwise apply, all or any part of any obligation of Subordinated Creditor to the Borrower towards satisfaction of the Subordinated Debt Obligations.

c. Amend in a manner adverse to the Administrative Agent and the Lenders the Subordinated Debt Documents or alter, amend, or change any term of payment of the Subordinated Debt Obligations (other than the forgiveness of the Subordinated Debt Obligations in whole or in part or extension of any payment date therefor).

d. Execute, give, or deliver any collateral for, the Subordinated Debt Obligations or any other obligation of the Borrower to Subordinated Creditor under the Subordinated Debt Documents.

5. Permitted Payments of Interest; Conversion of Debt to Equity.

a. The Borrower may make and Subordinated Creditor may receive regularly scheduled payments of interest on account of the Subordinated Debt Obligations; provided that such payments shall be made and received by increasing the aggregate outstanding principal amount of such Subordinated Debt Obligations by the amount of such accrued interest and shall not be made in cash.

b. Any portion of the Subordinated Debt Obligations may be converted to equity.

6. Deferral of Subrogation: The Subordinated Creditor shall not be subrogated to the rights of the Lenders with respect to the Obligations until all amounts payable with respect to the Obligations owing to the Lenders shall be paid in full in cash; and for the purposes of such subrogation, no payments or distributions to the Lenders of any cash, property or securities to which the Subordinated Creditor would be entitled except for these provisions shall, as among the Subordinated Creditor, its creditors other than the Administrative Agent, the Lenders and the Borrower, be deemed to be a payment by the Subordinated Creditor to or on account of the Obligations.

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7. Further Assurances: Subordinated Creditor and the Borrower shall each execute all such further instruments and do such other and further acts as the Administrative Agent or the Lenders may reasonably request in furtherance of the Administrative Agent’s and the Lenders’ rights hereunder and/or the purposes of this Agreement. The respective obligations of Subordinated Creditor and the Borrower hereunder being unique, are specifically enforceable by the Administrative Agent and the Lenders.

8. Subordinated Creditor’s Obligations: In the event that, notwithstanding the restrictions set forth in Sections 3 and 4, above:

a. Subordinated Creditor receives any collateral to secure the Subordinated Debt Obligations or any other obligation of the Borrower to Subordinated Creditor under the Subordinated Debt, Subordinated Creditor shall hold the same in trust for the Administrative Agent and shall deliver same to the Administrative Agent, immediately upon receipt thereof.

b. Subordinated Creditor receives any payment on account of the Subordinated Debt Obligations (other than as permitted pursuant to Section 5 hereof), Subordinated Creditor shall hold such payment in trust for the Administrative Agent and shall not commingle such payments with any other funds of Subordinated Creditor. Subordinated Creditor shall deliver all such payments to the Administrative Agent immediately upon receipt thereof by Subordinated Creditor in the identical form received, duly endorsed to the Administrative Agent.

9. Application Of Proceeds: The proceeds (if any) received by the Administrative Agent or the Lenders on account of the Subordinated Debt Obligations shall be applied towards the Obligations in such order and manner as the Administrative Agent and the Lenders determine in their sole discretion. Any such proceeds received by the Administrative Agent in excess of the amounts necessary to satisfy the Obligations shall be paid to Subordinated Creditor.

10. Subordination on Dissolution, Liquidation or Reorganization: Upon payment or distribution of assets or securities of the Borrower of any kind or character, whether in cash, property or securities, in any insolvency or bankruptcy proceeding, unless and until all Obligations have been paid in full, (i) no direct or indirect payments or distributions of any kind or character, whether in cash, property or securities, shall be made by or on behalf of the Borrower or shall be accepted by the Subordinated Creditor on account of the Subordinated Debt Obligations and (ii) the Administrative Agent shall be entitled to receive directly, for application of the payment of the Obligations, any payments or distributions of any kind or character, whether in cash, property or securities, made by any Person on account of the Subordinated Debt Obligations. The Administrative Agent is hereby authorized to file an appropriate claim for and on behalf of the Subordinated Creditor if the latter does not file, and there is not otherwise filed on behalf of the Subordinated Creditor, a proper claim or proof of claim in the form required in any such insolvency or bankruptcy proceeding prior to 10 Business Days before the expiration of the time to file such claim or claims.

11. Certain Waivers By Subordinated Creditor: Subordinated Creditor:

4

a. Waives notice of non-payment, presentment, demand, notice, protest or otherwise with respect to the Obligations and/or the Subordinated Debt Obligations.

b. Waives notice of the acceptance of this Agreement by the Administrative Agent and the Lenders.

c. Assents to any extension, renewal, indulgence or waiver, permitted to the Borrower and/or any other person liable or obligated to the Administrative Agent or the Lenders for or on the Obligations and waives all suretyship defenses generally.

d. If entitled thereto, waives the right to notice and/or hearing prior to the Administrative Agent’s or the Lenders’ exercising of the Administrative Agent’s or the Lenders’ rights and remedies hereunder.

No action by the Administrative Agent or the Lenders which has been assented to herein shall affect the obligations of Subordinated Creditor to the Administrative Agent or the Lenders hereunder.

12. Continuing Effectiveness of Subordination:

a. The Administrative Agent and the Lenders may continue to rely upon this Agreement and the subordination effected hereby with respect to all Obligations which may arise hereafter. The repayment and satisfaction of all of such Obligations shall not terminate this Agreement and the subordination effected hereby as to any Obligations which arise thereafter.

b. The subordination effected hereby shall not be affected by any fraudulent, illegal, or improper act by the Borrower, Subordinated Creditor, or any person liable or obligated to the Administrative Agent or the Lenders for or on the Obligations, nor by any release, discharge or invalidation, by operation of law or otherwise, of the Obligations or by the legal incapacity of the Borrower, Subordinated Creditor, or any other person liable or obligated to the Administrative Agent or the Lenders for or on the Obligations.

c. All interest on the Obligations for which the Borrower has agreed to be liable and all costs of collection shall continue to accrue and shall continue to be Obligations for purposes of the subordination effected hereby notwithstanding any stay to the enforcement thereof against the Borrower or disallowance therefor against the Borrower.

d. This Agreement, if previously terminated, shall be automatically reinstated, without any further action, if at any time any payment made or value received by the Administrative Agent or the Lenders with respect to the Obligations is rescinded or must otherwise be returned by the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made or value received.

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13. Agent’s Books and Records: The books and records of the Administrative Agent showing the accounts between the Administrative Agent and the Borrower and (if any) the Administrative Agent and Subordinated Creditor shall be admissible in any action or proceeding to enforce this agreement and shall constitute prima facie evidence and proof of the items contained therein.

14. Effect of Breach of Agreement: The Borrower and Subordinated Creditor hereby acknowledge and agree that any failure by the Borrower or Subordinated Creditor (or both) to promptly, punctually, and faithfully perform or discharge any of their respective obligations hereunder shall be an Event of Default under the Credit Agreement.

15. Costs of Enforcement:

a. The Borrower will pay on demand all reasonable attorneys’ fees and out-of-pocket expenses incurred by the Administrative Agent’s and the Lenders’ attorneys and all reasonable costs incurred by the Administrative Agent and the Lenders, including, without limitation, costs associated with travel on behalf of the Administrative Agent or the Lenders, which costs and expenses are related to the Administrative Agent’s and the Lenders’ efforts to preserve, protect, collect, or enforce any of the obligations of Subordinated Creditor and/or any of the obligations of the Borrower and/or any of the Administrative Agent’s and the Lenders’ Rights and Remedies hereunder (whether or not suit is instituted by or against the Administrative Agent or the Lenders).

b. Subordinated Creditor will pay on demand all reasonable attorneys’ fees and out-of-pocket expenses incurred by the Administrative Agent’s and the Lenders’ attorneys and all reasonable costs incurred by the Administrative Agent and the Lenders, including, without limitation, costs associated with travel on behalf of the Administrative Agent or the Lenders, which costs and expenses are related to the Administrative Agent’s and the Lenders’ efforts to preserve, protect, collect, or enforce any of the obligations of Subordinated Creditor and/or any of the Administrative Agent’s and the Lenders’ Rights and Remedies hereunder (whether or not suit is instituted by or against the Administrative Agent or the Lenders).

16. Incorporation: This Agreement constitutes the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, relating to the subject matter hereof. No provisions hereof may be altered, amended, waived, canceled, or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Administrative Agent, Subordinated Creditor and the Borrower.

17. Agent’s and Lenders’ Rights and Remedies: The rights, remedies, powers, privileges, and discretions of the Administrative Agent and the Lenders hereunder (hereinafter, the “Administrative Agent’s and the Lenders’ Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Administrative Agent or any Lender in exercising or enforcing any of the Administrative

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Agent’s and the Lenders’ Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Administrative Agent or any Lender of any of the Administrative Agent’s and the Lenders’ Rights and Remedies or of any default or remedy under any other agreement with the Borrower or Subordinated Creditor shall operate as a waiver of any other default hereunder or thereunder. No exercise of the Administrative Agent’s and the Lenders’ Rights and Remedies and no other agreement or transaction, of whatever nature, entered into between the Administrative Agent or any Lender and Subordinated Creditor and/or between the Administrative Agent or any Lender and the Borrower at any time shall preclude any other or further exercise of the Administrative Agent’s and the Lenders’ Rights and Remedies. No waiver by the Administrative Agent or any Lender of any of the Administrative Agent’s and the Lenders’ Rights and Remedies on any one occasion shall be deemed a continuing waiver. All of the Administrative Agent’s and the Lenders’ Rights and Remedies and all of the Administrative Agent’s and the Lenders’ rights, remedies, powers, privileges, and discretions under any other agreement with Subordinated Creditor and/or the Borrower shall be cumulative, and not alternative or exclusive, and may be exercised by the Administrative Agent or the Lenders at such time or times and in such order of preference as the Administrative Agent or the Lenders in their sole discretion may determine. The Administrative Agent or any Lender may proceed with respect to the Subordinated Debt Obligations without resort or regard to other collateral or sources of satisfaction of the Obligations or, if any, the obligations and indebtedness of Subordinated Creditor to the Administrative Agent or any Lender.

18. Binding Effect: This Agreement shall be binding upon Subordinated Creditor, the Borrower and their respective, representatives, successors, and assigns, and shall inure to the benefit of the Administrative Agent, the Lenders, and their respective successors and assigns.

19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

20. Jurisdiction; Consent to Service of Process. Subordinated Creditor and the Borrower each agrees that any suit for the enforcement of this Agreement may be brought in the federal or state courts of the State of New York as the Administrative Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Subordinated Creditor and the Borrower each hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subordinated Creditor and the Borrower each agrees that any action commenced by Subordinated Creditor or the Borrower asserting any claim or counterclaim arising under or in connection with this Agreement shall be brought solely in the federal or state courts of the State of New York as the Administrative Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to such action.

21. Waiver of Jury Trial: The Borrower and Subordinated Creditor respectively make the following waiver knowingly, voluntarily, and intentionally and understands that the Administrative Agent, in the establishment and maintenance of the Administrative Agent’s relationship with the Borrower and the other Loan Parties, is relying thereon. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE

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LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND WAIVES THE RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING; AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

22. Counterparts: This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

23. Notices: All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

a. if to the Borrower, to: American Apparel (USA), LLC, 747 Warehouse St., Los Angeles, CA 90021, Attention: Adrian Kowalewski (Telecopy No. (213) 201-3062), (E-Mail adrian@americanapparel.net), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Attention: David Reamer (Telecopy No.: 213-621-5052; E-Mail: dreamer@skadden.com);

b. if to Subordinated Creditor, to: Dov Charney, 1809 Apex Avenue, Los Angeles, CA 90026, with a copy to Robert G. Frucht, Esq. and Stuart Slotnick, Esq., Buchanan Ingersoll & Rooney, PC, 1 Chase Manhattan Plaza, New York, NY 10005; and

c. if to the Lenders to: SOF Investments, L.P. - Private IV, c/o MSD Capital, L.P., 645 Fifth Avenue, 21st Floor, New York, New York 10022-5910, Attn: General Counsel, Telecopy: (212) 303-1772.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

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24. Agency. If an Administrative Agent is appointed under the Credit Agreement, this Agreement shall be concurrently transferred and assigned to such Administrative Agent in its agency capacity and the parties hereto consent to such assignment.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Agreement as of the date above first written. This Agreement is intended to take effect as a sealed instrument.

BORROWER:

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)

By:

Name:

Title:

SUBORDINATED CREDITOR:

Dov Charney

Acknowledged by; LENDER:

SOF INVESTMENTS, L.P. – PRIVATE IV

By:

Name:

Title:

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Exhibit C

(Attached)

FORM OF WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

WARRANTS TO PURCHASE SHARES OF COMMON STOCK OF

AMERICAN APPAREL, INC. Expires [ ], 201 [4]

No.: W-A-[08]-[l] Number of Shares: 2,000,000

Date of Issuance: [ ], 200[9]

FOR VALUE RECEIVED, the undersigned, American Apparel, Inc., a Delaware corporation (together with its successors and assigns, the “Issuer”), hereby certifies that SOF Investments, L.P. -- Private IV or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to two million (2,000,000) shares (subject to adjustment as hereinafter provided) of duly authorized, validly issued, fully paid and nonassessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 7 hereof.

1. Term. The term of this Warrant shall commence on the Original Issue Date and shall expire at 6:00 p.m., eastern time, on [ ], 201 [4] (such period being the “Term”).

2. Method of Exercise: Payment: Issuance of New Warrant; Transfer and Exchange.

(a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole at any time or in part during the Term.

(b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at

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the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder’s election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by “cashless exercise” in accordance with the provisions of subsection (c) of this Section 2, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.

(c) Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the Per Share Market Value of one share of Common Stock on the date of exercise is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y - (A)(Y) B

Where X = the number of shares of Common Stock to be issued to the Holder.

Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

A = the Warrant Price.

B = the Per Share Market Value on the date of exercise of one share of Common Stock.

(d) Issuance of Stock Certificates. In the event of any exercise of this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the “Delivery Date”) or, at the request of the Holder (provided that the Warrant Stock is then freely tradeable under Rule 144 under the Securities Act) issued and delivered to the Depository Trust Company (“DTC”) account of the Holder or its designee on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully

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exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records of the number of shares of Warrant Stock exercised as of each date of exercise.

(e) Transferability of Warrant. Subject to Section 2(g) hereof, this Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical to this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

(f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(g) Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

(ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT

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REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective under the Securities Act and the Holder has represented that the Warrant Stock has been or will be sold, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification Under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Issuer with reasonable assurances acceptable to the Issuer that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from a Holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(g), the Issuer will use reasonable efforts, at the Holder’s expense, to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(g) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder’s prime broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant). Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder’s behalf via DWAC if such exercise is in connection with a sale and the Issuer and its transfer agent are participating in DTC through the DWAC system.

(g) Accredited Investor Status. In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act.

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(h) No Rights as Stockholder, A Warrant does not entitle the Holder thereof to any of the rights of a stockholder of the Issuer, including, without limitation, the right to receive dividends or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Issuer or any other matter,

3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

(a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by or through the Issuer, other than income taxes attributable to the issuance and delivery of Common Stock upon exercise of this Warrant. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a number of shares of Common Stock equal to at least the aggregate number of shares of Common Stock necessary to provide for the exercise of this Warrant, as such necessary number of shares of Common Stock may be adjusted from time to time pursuant to Section 4 hereof.

(b) Reservation. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

(c) Covenants. The Issuer shall not by any action including, without limitation, amending the Articles of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Articles of Incorporation or by-laws of the Issuer in any manner that would

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adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

(d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

4. Adjustment of Warrant Price and Number of Shares Issuable Upon Exercise. The Warrant Price and the Warrant Share Number shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in Section 5.

(a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale. In case the Issuer after the Original Issue Date shall do any of the following (each, a “Triggering Event”): (a) consolidate or merge with or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and as a condition to each such Triggering Event, proper and adequate provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4.

(b) Stock Dividends, Subdivisions and Combinations. If at any time the

Issuer shall:

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(i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

(ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

(c) Certain Other Distributions. If at any time the Issuer shall make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

(i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

(ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

(iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant

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is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

(d) Issuance of Additional Shares of Common Stock.

(i) In the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

(A) the numerator of which shall be equal to the sum of (x) the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

(B) the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock.

(ii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e).

(e) Issuance of Common Stock Equivalents. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended

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shall be less than the Warrant Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

(f) Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) as the result of any issuance of Common Stock Equivalents, and (i) such Common Stock Equivalents, or the right of conversion or exchange in such Common Stock Equivalents, shall expire, and all or a portion of such or the right of conversion or exchange with respect to all or a portion of such Common Stock Equivalents, as the case may be, shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 4(f), there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock theretofore actually issued or issuable pursuant to the previous exercise of Common Stock Equivalents or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which Additional Shares of Common Stock are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

(g) Other Provisions applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

(i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously

9

outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents, In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(g)(1) shall be allocated among such securities and assets as determined in good faith by the Board.

(ii) Timing of Adjustments. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(iii) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-

10

hundredth (1/100th) of a share.

(iv) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(h) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

(i) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an “adjustment”), the Issuer shall cause its Chief Financial Officer to prepare and, execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant or the Issuer be submitted to a national or regional accounting firm reasonably acceptable to the Issuer and the Holder. The firm selected as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The costs and expenses of the accounting firm shall be paid equally by the Issuer and the Holder.

6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up or down to the nearest whole number of shares.

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7. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

“Additional Shares of Common Stock” means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the Original Issue Date (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holders), (iii) the Warrant Stock, (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital and (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer’s stock option plans and employee stock purchase plans outstanding as they exist from time to time or employment agreements with employees of the Issuer or its Subsidiaries.

“Board” shall mean the Board of Directors of the Issuer.

“Capital Stock” means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

“Common Stock” means the Common Stock, $0.001 par value per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Common Stock Equivalent” means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

“Convertible Securities” means evidences of indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term “Convertible Security” means one of the Convertible Securities.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

“Holder” mean the Persons who shall from time to time own this Warrant.

“Independent Appraiser” means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial

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statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

“Issuer” means American Apparel, Inc., a Delaware corporation, and its successors.

“NYSE Alternext U.S.” means the NYSE Alternext U.S., and its successors. “Original Issue Date” means [ ], 200[9].

“OTC Bulletin Board” means the over-the-counter electronic bulletin board,

“Other Common” means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

“Outstanding Common Stock” means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

“Per Share Market Value” means on any particular date (a) the last sale price per share of the Common Stock on such date on the NYSE Alternext U.S. or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price or last sale price, as applicable, on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the NYSE Alternext U.S. or any registered national stock exchange, the closing bid price or last sale price, as applicable, for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the five (5) Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser mutually agreeable to the Issuer and the Holder; provided, that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the

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fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

“Securities” means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security, “Security” means one of the Securities.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Subsidiary” means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

“Term” has the meaning specified in Section 1 hereof.

“Trading Day” means (a) a day on which the Common Stock is traded on the NYSE Alternext U.S., or (b) if the Common Stock is not traded on the NYSE Alternext U.S., a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Voting Stock” means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

“Warrant” means this Warrant.

“Warrant Price” initially means $3,00 as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereof.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

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“Warrant Stock” means Common Stock issuable upon exercise of this Warrant.

10. Other Notices. In case at any time:

(A) the Issuer shall make any distributions to the holders of Common Stock; or

(B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

(C) there shall be any reclassification of the Capital Stock of the Issuer; or

(D) there shall be any capital reorganization by the Issuer; or

(E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer’s property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

(F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer’s transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a

15

particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Holder.

12. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 12 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant, shall be entitled to reimbursement for reasonable legal fees and other costs of such proceeding from the non-prevailing party. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

13. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day. during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Issuer: American Apparel, Inc.

747 Warehouse Street

Los Angeles, California 90021-1106

Attention: Chief Executive Officer

Tel. No.: (213) 488-0266

Fax No.: ( ) -

with copies (which copies shall not constitute notice)

to: Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, Suite 3400 Los Angeles, CA 90071

Attention: Jeffrey H. Cohen & David C. Eisman Tel. No.: (213) 687-5288 and (213) 687-5381 Fax No.: (213) 621-5288 and (213) 621-5381

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If to any Holder:

At the address of such Holder set forth on Exhibit A to this Agreement, with copies to Holder’s counsel as set forth on Exhibit A or as specified in writing,

with copies (which copies shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036 Attention: Ernest S. Wechsler Tel. No.: (212) 715-9100 Fax No.: (212)715-8000

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

14. Warrant Agent. The Issuer may, by written notice to the Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

15. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

16. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or holder of Warrant Stock.

17. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been’ contained herein.

18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

AMERICAN APPAREL, INC.

By:

Name: Title:

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EXERCISE FORM WARRANT

AMERICAN APPAREL, INC.

The undersigned, , pursuant to the provisions of the within Warrant, hereby elects to purchase shares of Common Stock of American Apparel, Inc. covered by the within

Warrant.

Dated: Signature

Address

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one): Cash Exercise

Cashless Exercise

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is . The Issuer shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is .

X = Y-(A)(Y) B

Where:

The number of shares of Common Stock to be issued to the Holder (“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (“Y”).

The Warrant Price

(“A”).

The Per Share Market Value of one share of Common Stock (“B”).

ASSIGNMENT

FOR VALUE RECEIVED, hereby sells, assigns and transfers unto the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint , attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: Signature

Address

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, hereby sells, assigns and transfers unto the right to purchase shares of Warrant Stock evidenced by

the within Warrant together with all rights therein, and does irrevocably constitute and appoint

, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: Signature

Address

FOR USE BY THE ISSUER ONLY:

This Warrant No. W- canceled (or transferred or exchanged) this day of ,

, shares of Common Stock issued therefor in the name of , Warrant No.

W- issued for shares of Common Stock in the name of.

Exhibit D

(Attached)

FIFTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.

Date: December 18, 2008

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) is made to the Credit Agreement (as amended, the “Credit Agreement”) dated as of July 2, 2007 by and among:

(a) AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor-by-merger to American Apparel, Inc.)), a corporation organized under the laws of the State of California, with its principal executive offices at 747 Warehouse Street, Los Angeles, California 90021, for itself and as agent (in such capacity, the “Lead Borrower”) for the other Borrowers now or hereafter party to the Credit Agreement; and

(b) the BORROWERS now or hereafter party to the Credit Agreement; and

(c) the FACILITY GUARANTORS now or hereafter party to the Credit Agreement; and

(d) BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties; and

(e) BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually an “Agent” and collectively, the “Agents”) for its own benefit and the benefit of the other Credit Parties; and

(f) WELLS FARGO RETAIL FINANCE, LLC, with offices at One Boston Place, 19th Floor, Boston, Massachusetts 02108, as collateral monitoring agent (in such capacity, the “Collateral Monitoring Agent”) for its own benefit and the benefit of the other Credit Parties; and

(g) the LENDERS party to the Credit Agreement; and

(h) BANK OF AMERICA, N.A. (successor by merger to LaSalle Bank National Association), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as Issuing Bank;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

Background:

A. Amendment. The parties hereto entered into that certain First Amendment to Credit Agreement on October 11, 2007, that certain Second Amendment and Waiver to Credit Agreement on November 26, 2007, that certain Third Amendment to Credit Agreement on December 12, 2007, and that certain Fourth Amendment to Credit Agreement on June 20, 2008. The parties hereto desire to further amend the Credit Agreement on the terms and conditions set forth herein.

B. SOF Investments Loan. SOF Investments has requested that the Loan Parties agree to certain modifications of the SOF Investments Loan. Pursuant to the Credit Agreement and that certain Intercreditor Agreement dated as of July 2, 2007 (as amended, restated, supplemented or otherwise modified, the “Intercreditor Agreement”) by and among the Agents (as “First Lien Administrative Agent” thereunder) and SOF Investments (as “Second Lien Administrative Agent” thereunder) and acknowledged by the Lead Borrower, certain modifications of the SOF Investments Loan are subject to the consent and approval of the Agents. The Loan Parties have requested that the Agents consent to and approve the modifications set forth in the amendment to the SOF Investments Loan attached hereto in the form of Exhibit A. The Agents are willing to consent to such amendment, subject to the terms and conditions set forth herein.

Accordingly, it is hereby agreed, as follows:

1. Amendment to Credit Agreement. Subject to satisfaction of each and all of the Preconditions to Effectiveness set forth in Section 3 hereof, the Credit Agreement is amended as follows:

a. By deleting Exhibit K (Form of Compliance Certificate) to the Credit Agreement in its entirety and substituting the attached Exhibit K in its stead.

b. By deleting Exhibit M (Financial Performance Covenants) to the Credit Agreement in its entirety and substituting the attached Exhibit M in its stead.

c. By adding to Section 1.01 the following new definitions in appropriate alphabetical order:

“ “Cash Flow Projections” means the projections demonstrating the Lead Borrower’s and its Subsidiaries’ weekly cash flows (including an Availability model) for the thirteen-week period commencing on or about the date of delivery to the Administrative Agent of the initial Cash Flow Projections in accordance with SECTION 5.01(j) hereof, together with a detailed description of any assumptions made therein, in each case in form and substance satisfactory to the Administrative Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless.”

“ “Deteriorating Lender” means any Delinquent Lender or any Lender as to which (a) the Issuing Bank has a good faith belief that such Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities as a result of such Lender’s financial condition, or (b) a Person that Controls such Lender has been deemed insolvent or become the subject of a bankruptcy, insolvency or similar proceeding.”

“ “Fifth Amendment Fee Letter” means the Fee Letter dated as of December 18, 2008 by and among the Lead Borrower and the Agents.”

“ “Intercreditor Agreement” means that certain Intercreditor Agreement dated as of the Closing Date by and among the Agents (as “First Lien Administrative Agent” thereunder) and SOF Investments (as “Second Lien Administrative Agent” thereunder) and acknowledged by the Lead Borrower, as amended, restated, supplemented or otherwise modified from time to time.”

“ “Richter” means Richter Consulting, Inc.”

“ “Raw Materials Appraisal Percentage” means 60%.”

“ “Warrants” means those certain Warrants to Purchase Shares of Common Stock of American Apparel, Inc. issued to SOF Investments on December 18, 2008.”

“ “Yearly Projections” shall mean the balance sheet, income statement, and cash flow projections (including an Availability model) of the Lead Borrower and its Subsidiaries, prepared on a monthly basis for the balance of the Fiscal Year ending December 31, 2008 and the Fiscal Year ending December 31, 2009, together with a detailed description of any assumptions made therein, in each case in form and substance satisfactory to the Administrative Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless.”

d. By deleting the definition of “Applicable Margin” in its entirety and substituting the following definition in its stead:

“Applicable Margin” means the following:

Applicable Margin for LIBO Loans

Applicable Margin for Prime Rate Loans

4.50%

2.50%

a. By deleting clause (a) of the definition of “Borrowing Base” in its entirety and substituting the following clause (a) in its stead:

“(a) (i) the Raw Materials Appraisal Percentage of the Appraised Inventory Liquidation Value with respect to Eligible Inventory consisting of raw materials, and (ii) the Appraisal Percentage of the Appraised Inventory Liquidation Value with respect to all other Eligible Inventory;”

b. By amending the definition of “Equipment Reduction Amount” by deleting the phrase “one-sixtieth (1/60th)” in the second line thereof in its entirety and substituting the phrase “one-thirtieth (1/30th)” in its stead.

c. By amending the definition of “Permitted Disposition” by deleting the word “and” at the end of clause (f) thereof and adding the following new clause (g) immediately after clause (f) thereof:

“(g) as long as no Default or Event of Default then exists or would arise therefrom, sales and transfers of equipment now or hereafter owned by any Loan Party in an amount not to exceed $15,000,000 in the aggregate for all such sales, including sale-leaseback transactions involving such equipment; provided that (i) the Net Proceeds received by any Loan Party in connection therewith shall be deposited into the Concentration Account for application to and reduction of the Obligations in accordance with SECTION 2.16 hereof, and (ii) in the case of any such sale-leaseback transactions, upon the request of the Agents, the lessor(s) of any such equipment shall have entered into an intercreditor agreement with the Agents, in form and substance satisfactory to the Collateral Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless;”

d. By amending the definition of “Permitted Encumbrances” by deleting clause (h) thereof and substituting the following new clause (h) in its stead:

“(h) (x) Liens on fixed or capital assets acquired by any Loan Party or any Subsidiary (and proceeds thereof and insurance proceeds relating thereto) which are permitted under clause (e)(i) of the definition of Permitted Indebtedness so long as (i) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of the construction or improvement thereof (other than refinancings thereof permitted hereunder), (ii) the Indebtedness secured thereby does not exceed 100% of the cost of acquisition of such fixed or capital assets, and (iii) such Liens shall not extend to any other property or assets of the Loan Parties, and (y) Liens on equipment securing Indebtedness permitted under clause (e)(ii) of the definition of Permitted Indebtedness or leases entered into pursuant to sale-leaseback transactions permitted under clause (g) of the definition of Permitted Disposition, so long as such Liens are limited to such equipment, proceeds thereof and any insurance proceeds relating thereto;”

e. By amending the definition of “Permitted Indebtedness” by deleting clauses (e), (k), (I) and (q) thereof in their entirety and substituting the following new clauses (e), (k), (I) and (q) in their stead:

“(e) (i) purchase money Indebtedness of any Loan Party or their Subsidiaries to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof (and not incurred in contemplation of such acquisition) and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, and (ii) Indebtedness incurred with respect to any financing of or secured by equipment now or hereafter owned by any Loan Party (including without limitation any sale-leaseback transaction with respect to such equipment) and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that (x) with respect to extensions, renewals, or replacements of such Indebtedness, the holders of such Indebtedness are not afforded covenants, defaults, rights or remedies more burdensome in any material respect to the obligor or obligors than those contained in the Indebtedness being extended, renewed or replaced, (y) in the case of any Indebtedness incurred with respect to any financing of or secured by equipment in connection with a sale-leaseback transaction permitted hereunder, upon request of the Agents, the lessor(s) of any such equipment shall have entered into an intercreditor agreement with the Agents, in form and substance satisfactory to the Collateral Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless, and (z) that the aggregate principal amount of Indebtedness permitted by this clause (e) and clause (i) below shall not exceed $20,000,000 at any time outstanding;”

“(k) [Intentionally Deleted.];”

“(1) Subordinated Indebtedness not existing on the Closing Date, provided that such Indebtedness (i) has a maturity which extends beyond the Maturity Date, (ii) does not require the payment of principal in cash prior to the Maturity Date, and (iii) is subordinated to the Obligations on terms reasonably acceptable to the Agents;”

“(q) other unsecured Indebtedness in an aggregate principal amount not exceeding $25,000,000 at any time outstanding, provided that the terms of such Indebtedness are reasonably acceptable to the Agents;”

f. By amending the definition of “Prepayment Event” by deleting clause (d) thereof in its entirety and substituting the following new clause (d) in its stead:

“(d) The incurrence by a Loan Party of any Indebtedness other than Permitted Indebtedness (other than Permitted Indebtedness of the types described in clauses (1) or (q) of the definition thereof).”

g. By deleting the definition of “Prime Rate” in its entirety and substituting the following definition in its stead:

“Prime Rate” means, for any day, the highest of: (a) the variable annual rate of interest then most recently announced by the Administrative Agent as its “Prime Rate”; (c) the one-month LIBO Rate plus two and one-half percent (2.50%) per annum, which rate shall be determined on a daily basis; and (c) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% (0.50%) per annum. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations thereof in accordance with the terms hereof, the Prime Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Prime Rate due to a change in the Administrative Agent’s Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Administrative Agent’s Prime Rate or the Federal Funds Effective Rate, respectively.”

h. By deleting the definition of “SOF Investments” in its entirety and substituting the following new definition in its stead:

“SOF Investments” means SOF Investments, L.P. – Private IV, or another lender party to the Material Agreements in respect of the SOF Investments Loan,”

i. By deleting the definition of “SOF Investments Loan” in its entirety and substituting the following new definition in its stead:

“SOF Investments Loan” means the term loan in the aggregate principal amount of $51,000,000 made by SOF Investments to the Borrowers, the terms of which are satisfactory to the Administrative Agent, as such loan may be refinanced in accordance with the terms of this Agreement and the Intercreditor Agreement or otherwise on terms satisfactory to the Administrative Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless.”

j. By amending Section 2.05 (Swingline Loans) thereto as follows:

i. By amending clause (a) thereof by adding the phrase “in its sole discretion” immediately after the phrase “at any time” in the second line thereof;

ii. By amending clause (b) thereof by adding the phrase “in its sole discretion” (i) immediately after the phrase “Swingline Loans may be made by Swingline Lender” in the first line thereof, and (ii) immediately after the phrase “continue to make Swingline Loans” in the third sentence thereof.

k. By deleting Section 2.12(a) (Letters of Credit) thereto in its entirety and substituting the following new Section 2.12(a) in its stead:

“(a) Upon the terms and subject to the conditions herein set forth, at any time and from time to time after the date hereof and prior to the Termination Date, the Lead Borrower, on behalf of the Borrowers, may request the Issuing Bank to issue, and subject to the terms and conditions contained herein, the Issuing Bank shall issue, for the account of the relevant Borrower, one or more Letters of Credit; provided, however, that no Letter of Credit shall be issued (x) if after giving effect to such issuance (i) the aggregate Letter of Credit Outstandings shall exceed $10,000,000, or (ii) the aggregate Revolving Loan Credit Extensions (including Swingline Loans) would exceed the limitation set forth in SECTION 2.01(a)(i), and (y) without the prior consent of the Administrative Agent if a default of any Revolving Credit Lender’s obligations to fund under this SECTION 2.03 exists or any Revolving Credit Lender is at such time a Delinquent Lender or Deteriorating Lender hereunder, unless the Issuing Bank has entered into arrangements satisfactory to the Issuing Bank with the Borrowers or such Revolving Credit Lender to eliminate the Issuing Bank’s risk with respect to such Revolving Credit Lender.”

l. By amending Section 2.17(b) (Fees) thereto by deleting the phrase “0.375% per annum” therefrom in its entirety and substituting the phrase “0.50% per annum” in its stead.

m. By amending Section 5.01 (Financial Statements and Other Information) thereof by deleting the word “and” at the end of clause (i) thereof, re-lettering clause (j) thereof as clause (k), and inserting the following new clause (j) therein:

“(j) in addition to the other documents and other information required to be delivered pursuant to this SECTION 5.01, (i) from and after December 31, 2009, on or before Wednesday of each calendar week, a comparison of projected to actual performance for such period and a detailed explanation of any variances, which comparison and explanation shall be certified by the chief financial officer of the Lead Borrower; and (ii) upon request from the Administrative Agent, updated Cash Flow Projections, in each case in form, scope and substance satisfactory to the Agents in the good faith exercise of their reasonable business judgment, but in their sole discretion nonetheless.”

n. By amending Section 5.08(b) (Books and Records; Inspection and Audit Rights; Appraisals; Accountants) thereto as follows:

i. By deleting the proviso in the second sentence in its entirety and substituting the following new proviso in its stead:

“provided, that the Loan Parties shall be responsible only for the costs and expenses of three (3) appraisals of Inventory, three (3) appraisals of Equipment, and three (3) commercial finance examinations in any twelve month period following the Closing Date, unless (x) an Event of Default shall have occurred and be continuing, or (y) the Agents are required to obtain such appraisals and/or commercial finance examinations pursuant to Applicable Law, in either of which cases the Agents may undertake such additional appraisals and commercial finance examinations as they deem appropriate, at the Loan Parties’ sole cost and expense.”

ii. By adding the following new sentences at the end thereof.

“Each appraisal, commercial finance examination and other evaluation conducted in accordance with this SECTION 5.08(b) shall be in form, scope and substance satisfactory to the Agents in the good faith exercise of their reasonable business judgment, but in their sole discretion nonetheless. Without limiting their other obligations under this SECTION 5.08(b), the Loan Parties shall cooperate with Richter in conducting an updated commercial finance examination, which cooperation shall include (subject to customary confidentiality undertakings by Richter), without limitation, (i) providing all financial information and inventory data of the Loan Parties reasonably requested by Richter, (ii) providing access to the books and records of the Loan Parties and such other information as Richter may reasonably request, and (iii) making officers of the Loan Parties available to discuss the affairs, finances and accounts of the Loan Parties with Richter.”

o. By amending Section 5.08(c) (Books and Records; Inspection and Audit Rights; Appraisals; Accountants) thereof by adding the following new sentences at the end thereof:

“Without limiting the generality of the foregoing, the Agents and the Lenders shall retain Richter or another independent financial consultant, satisfactory to the Agents in the good faith exercise of their reasonable business judgment, but in their sole discretion nonetheless, to conduct a review of the initial Cash Flow Projections and the Yearly Projections delivered to the Agents, which review shall include an analysis of, among other things, whether the Loan Parties’ assumptions made therein are reasonable. The Loan Parties shall cooperate with Richter in such review, which cooperation shall include (subject to customary confidentiality undertakings by Richter), among other things, (i) providing all financial information of the Loan Parties reasonably requested by Richter, including all such information used in preparing such initial Cash Flow Projections and Yearly Projections, (ii) providing reasonable access to the books and records of the Loan Parties and such other information as Richter may reasonably request, and (iii) making officers of the Loan Parties available to discuss the affairs, finances and accounts of the Loan Parties with Richter. Upon completion of such review by the Agents and promptly following the Agents’ request therefor, the Loan Parties shall deliver to the Agents any updated Cash Flow Projections and Yearly Projections, each in form and substance satisfactory to the Agents in the good faith exercise of their reasonable business judgment, but in their sole discretion nonetheless.”

p. By amending Section 5.09 (Physical Inventories) as follows:

i. By amending clause (a) thereof by inserting the phrase “and/or their agents or representatives” immediately following the phrase “The Agents” in the second sentence thereof.

ii. By adding the following new clause (c) at the end thereof:

“(c) Without limiting the generality of Section 5.09(a) or any of the Loan Parties’ obligations therein, the Loan Parties, at their own expense, shall cause a physical inventory (including, without limitation, with respect to assets of the type included in the Borrowing Base (the “Borrowing Base Collateral”) located at each warehouse and each other location containing any Borrowing Base Collateral) to be commenced on or before January 15, 2009 and concluded on or before January 31, 2009, conducted by such inventory takers as are satisfactory to the Agents and following such methodology as is consistent with the methodology used in the immediately preceding inventory or as otherwise may be satisfactory to the Agents. Richter shall, and the Agents, the Lenders and/or their respective agents or representatives may, participate in and/or observe each such physical inventory, in each case at the expense of the Loan Parties. The Borrowers, within ten (10) Business Days following the completion of such inventory, shall provide the Agents with a reconciliation of the results of such inventory (as well as of any other physical inventory undertaken by a Loan Party) and shall post such results to the Loan Parties’ stock ledgers and general ledgers, as applicable, which reconciliation and results shall have been satisfactorily reviewed by Richter; provided if the Administrative Agent determines in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless, that the failure of the Loan Parties to comply with any covenant set forth in this clause (c) is not a result of the Loan Parties’ action or inaction, the Administrative Agent may, in the good faith exercise of its reasonable business judgment, but in its sole discretion none theless, elect to provide a one-time extension of any deadline set forth in this clause (c) for a period not to exceed two (2) weeks.”

q. By deleting Section 6.06 (Equity Issuances) thereto in its entirety and substituting the following new Section 6.06 in its stead:

“SECTION 6.06 Equity Issuances. No Loan Party will, or will permit any

Subsidiary to, (i) issue any preferred stock or other Capital Stock (except for preferred stock (x) all dividends in respect of which are to be paid (and all other payments in respect of which are to be made) in additional shares of such preferred stock, in lieu of cash until all Obligations are paid in full and all Commitments terminated, (y) that is not subject to redemption other than redemption at the option of the Loan Party issuing such preferred stock and (z) all payments in respect of which are expressly subordinated to the Obligations), (ii) except as permitted above, be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of (x) any shares of Capital Stock of any Loan Party or (y) any option, warrant or other right to acquire any such shares of Capital Stock of any Loan

Party, or (iii) except as permitted above, issue any additional shares of its Capital Stock; provided that notwithstanding anything to the contrary contained herein, nothing in this SECTION 6.06 shall prohibit (a) the issuance of Capital Stock by the Parent (other than preferred stock not permitted to be issued under clause (i) above) so long as the Net Proceeds thereof (if any) are deposited into the Concentration Account for application to and reduction of the Obligations in accordance with SECTION 2.16 hereof; (b) the issuance of options or stock awards, including, without limitation, issuances of options or stock awards to employees of the Merger Subsidiary pursuant to the Merger Agreement and expressly set forth therein so long as the Net Proceeds thereof (if any) are deposited into the Concentration Account for application to and reduction of the Obligations in accordance with SECTION 2.16 hereof, or (c) the issuance of Capital Stock by Parent (other than preferred stock not permitted to be issued under clause (i) above) with respect to the Warrants or in connection with the issuance of options, warrants or stock awards, or in connection with the exercise of options, warrants or stock awards, so long as the Net Proceeds thereof (if any) are deposited into the Concentration Account for application to and reduction of the Obligations in accordance with SECTION 2.16 hereof.”

r. By amending Section 6.07(b) (Restricted Payments; Certain Payments of Indebtedness) thereto as follows:

i. By deleting clause (ii) thereof in its entirety and substituting the following clause (ii) in its stead:

“(ii) mandatory payments of regularly scheduled interest and fees as and when due in respect of the SOF Investments Loan;”

ii. By adding the phrase “and interest” after the phrase “any prepayments of principal” in clause (vii) thereof;

iii. By deleting clause (viii) in its entirety and substituting the following new clauses (viii) and (ix) in its stead:

“(viii) conversions to equity of Indebtedness permitted pursuant to clauses (1) or (q) of the definition of Permitted Indebtedness; and

(ix) payments on account of Permitted Indebtedness of any type other than that described in any of clause (i) through (viii) hereof so long as the Payment Conditions have been satisfied.”

s. By amending Section 7.01(Events of Default) thereto as follows:

i. By deleting clause (r) thereof in its entirety and substituting the following new clause (r) in its stead:

“(r) A material breach by any Borrower, any other Loan Party or any other Person under any of the Material Agreements, provided that such breach shall be deemed continuing hereunder until the Agents or the Required Lenders have expressly waived such breach in writing, notwithstanding the fact that such breach may have been waived under the terms of the applicable Material Agreements;”

ii. By adding the word “or” to the end of clause (v) thereof,

iii. By adding the following new clause (w) thereto:

“(w) if, on or prior to April 1, 2009, the Loan Parties shall not have engaged any of the “big four” independent accounting firms or another nationally recognized independent accounting firm reasonably acceptable to the Agents, as its auditor.”

t. By deleting Section 8.15(a) (Delinquent Lender) thereto in its entirety and substituting the following new Section 8.15(a) in its stead:

“(a) If for any reason any Lender shall have (i) failed or refused to abide by its obligations under this Agreement, including without limitation its obligation to make available to Administrative Agent its Revolving Credit Commitment Percentage of any Revolving Credit Loans, expenses or setoff or purchase its Revolving Credit Commitment Percentage of a participation interest in the Swingline Loans, (ii) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (iii) been deemed insolvent or become the subject of a bankruptcy, insolvency or similar proceeding (any such Lender, a “Delinquent Lender”), then, in addition to the rights and remedies that may be available to the other Credit Parties, the Loan Parties or any other party at law or in equity, and not at limitation thereof, (x) such Delinquent Lender’s right to participate in the administration of, or decision-making rights related to, the Loans, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure, refusal or insolvency or similar proceeding, and (y) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Loan Parties, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Obligations until, as a result of application of such assigned payments the Lenders’ respective Commitment Percentages of all outstanding Obligations shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Lender’s decision-making and participation rights and rights to payments as set forth in clauses (x) and (y) hereinabove shall be restored only upon the payment by the Delinquent Lender of its Commitment Percentage of any Obligations, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at the rate set forth in SECTION 2.11 hereof from the date when originally due until the date upon which any such amounts are actually paid.”

u. By amending Section 9.01 (Notices) thereto by deleting clauses (a) and (b) thereof in their entirety and substituting the following new clauses (a) and (b) in their stead:

“(a) if to any Loan Party, to it at American Apparel, Inc., 747 Warehouse St., Los Angeles, CA 90021, Attention: Adrian Kowalewski, (Telecopy No. (213) 201-3062, E-Mail adrian@americanapparel.net), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Attention: David Reamer (Telecopy No. (213) 621-5052; E-Mail: dreamer@skadden.com).

(b) if to the Administrative Agent, the Collateral Agent or the Swingline Lender, to Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC), 100 Federal Street, Boston, Massachusetts 02110, Attention: Stephen J. Garvin (Telecopy No. (617) 434-6685, E-Mail stephen.garvin@bankofamerica.com), with a copy to Riemer & Braunstein LLP, Three Center Plaza, Boston, Massachusetts 02108, Attention: Donald E. Rothman, Esquire (Telecopy No. (617) 880-3456, E-Mail drothman@riemerlaw.com); and”

2. Amendments to Loan Documents. Subject to (i) the provisions of Section 9.04 of the Credit Agreement, and (ii) the satisfaction of each and all of the Preconditions to Effectiveness set forth in Section 3 hereof, each Loan Document is amended as follows:

a. any reference in any Loan Document to the “Administrative Agent” shall be deemed to mean and refer to Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as administrative agent for its own benefit of the other Credit Parties;

b. any reference in any Loan Document to the “Collateral Agent” shall be deemed to mean and refer to Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent for its own benefit of the other Credit Parties;

c. any reference in any Loan Document to the “Issuing Bank” shall be deemed to mean and refer to Bank of America, N.A. (successor by merger to LaSalle Bank National Association), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, in its capacity as issuer of Letters of Credit under the Credit Agreement; and

d. any reference in any Loan Document to “LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance”, in such Person’s capacity as a Lender or a Secured Party, shall be deemed to mean and refer to Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, in its capacity as a Lender or a Secured Party, as the case may be.

3. Preconditions to Effectiveness. This Fifth Amendment shall not take effect unless and until each and all of the following items has been satisfied or delivered, as the case may be, and in all events, to the satisfaction of the Agents, in their sole and exclusive discretion exercised in good faith. The willingness of the Agents and the Lenders to enter into this Fifth Amendment is expressly conditioned upon the receipt by the Administrative Agent of the following items:

a. On or prior to the date hereof, the Lead Borrower, the Borrowers, and the Facility Guarantors shall have delivered to the Administrative Agent duly executed copies of this Fifth Amendment and the Fifth Amendment Fee Letter, including all exhibits to be replaced in accordance with the terms hereof, and evidence that the Borrowers have obtained all necessary consents and approvals to this Fifth Amendment, the Fifth Amendment Fee Letter and the documents, agreements and instruments executed in connection herewith.

b. Without limiting the generality of the foregoing, the Second Lien Administrative Agent (as defined in the Intercreditor Agreement) shall have delivered to the Administrative Agent an executed counterpart to this Fifth Amendment, pursuant to which the Second Lien Administrative Agent shall have consented to this Fifth Amendment.

c. On or prior to the date hereof, (i) Dov Charney (“D. Charney”) shall have made a loan to the Lead Borrower in the amount of $2,500,000.00, the Net Proceeds of which shall have been deposited into the Concentration Account for application to and reduction of the Obligations in accordance with SECTION 2.16 of the Credit Agreement, and (ii) the Loan Parties and D. Charney shall have delivered to the Administrative Agent, in the form attached hereto as Exhibit B, a duly executed copy of that certain Amended and Restated Subordination Agreement by and between the Lead Borrower and D. Charney and acknowledged by the Agents, pursuant to which D. Charney shall have agreed to subordinate certain Liens and rights to payment in accordance with the terms thereof.

d. The Loan Parties shall have delivered to the Administrative Agent a duly executed copy of the Amendment No. 9 to the SOF Investments Loan, in the form attached hereto as Exhibit A.

e. The Lead Borrower, the Borrowers, and the Facility Guarantors shall have delivered to the Administrative Agent such other and further documents as the Administrative Agent reasonably may require and shall have identified prior to the execution of this Fifth Amendment, in order to confirm and implement the terms and conditions of this Fifth Amendment.

f. On or prior to the date hereof, the Borrowers shall have paid to the Administrative Agent, for the ratable benefit of the Lenders executing this Fifth Amendment, an amendment fee in the amount of $750,000.00. In this regard, the amendment fee shall be fully earned as of the date of execution of this Fifth Amendment, and the Administrative Agent is hereby authorized to make a Revolving Credit Loan under the Credit Agreement to pay the amendment fee.

g. On or prior to the date hereof, the Borrowers shall have paid the fees set forth in the Fifth Amendment Fee Letter.

h. No Default or Event of Default shall exist.

i. Except as set forth on Schedule 3.06 to the Credit Agreement, there shall not be pending any litigation or other proceeding, the result of which could reasonably be expected to have a Material Adverse Effect.

j. No default of any material contract or agreement of any Loan Party or any Subsidiary of any Loan Party shall exist except where the existence of a default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

4. Post-Closing Matters. On or prior to December 31, 2008, the Loan Parties shall have delivered to the Administrative Agent the Cash Flow Projections and the Yearly Projections.

5. Waiver. The Administrative Agent and the Lenders hereby waive the requirement set forth in Section 5.01(a) of the Credit Agreement to deliver audited financial statements for the Fiscal Year ending December 31, 2008 without a “going concern” or like qualification; provided that the foregoing waiver shall only apply in the event any such qualification results from the approaching maturity of the Obligations and/or the SOF Investments Loan.

6. Ratification of Loan Documents. No Claims against any Lender.

a. Except as provided herein, all terms and conditions of the Credit Agreement and of each of the other Loan Documents remain in full force and effect. Each Loan Party hereby ratifies, confirms, and re-affirms all terms and provisions of the Loan Documents.

b. Each Loan Party hereby makes all representations, warranties, and covenants set forth in the Credit Agreement as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date). To the extent that any changes in any representations, warranties, and covenants require any amendments to the schedules to the Credit Agreement, such schedules are hereby updated, as evidenced by any supplemental schedules (if any) annexed to this Fifth Amendment.

c. Each Loan Party represents and warrants to the Administrative Agent and each Lender that as of the date of this Fifth Amendment, no Default or Event of Default exists.

d. Each Loan Party acknowledges and agrees that to its actual knowledge (i) there is no basis nor set of facts on which any amount (or any portion thereof) owed by any of the Loan Parties under any Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; (ii) nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any of the Loan Parties with regard thereto; (iii) nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

e. Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the Lenders, or their respective parents, affiliates, predecessors, successors, or assigns, or their officers, directors, employees, attorneys, or representatives, with respect to the Obligations, or otherwise, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Fifth Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor.

7. Acknowledgment of Obligations. The Loan Parties hereby acknowledge and agree that the Loan Parties are unconditionally liable to the Credit Parties for the following amounts which constitute a portion of the Obligations in accordance with the terms of the Credit Agreement, as of the date hereof:

a. For outstanding Credit Extensions:

$60,543,106.61

b. For all amounts now due, or hereafter coming due, to any Agent, any Lender or any of their respective Affiliates with respect to cash management, ACH, depository, investment, banker’s acceptance, letter of credit, Hedge Agreement, or other banking or financial services provided by any Agent, any Lender or any such Affiliate to any Loan Party.

c. For all interest heretofore or hereafter accruing under the Loan Documents, for all fees heretofore or hereafter accruing under the Loan Documents, and for all Credit Party Expenses and other fees, costs, expenses, and costs of collection heretofore or hereafter incurred by the Lenders in connection with and pursuant to the terms of, and any other amounts due under, the Loan Documents, including, without limitation, (i) all attorney’s fees and expenses incurred in connection with the negotiation and preparation of this Fifth Amendment, the Fifth Amendment Fee Letter and all documents, instruments, and agreements incidental hereto or thereto, and (ii) all interest, fees and expenses that accrue after the commencement of any case or proceeding by or against any Loan Party under the Bankruptcy Code or any state, federal or provincial bankruptcy, insolvency, receivership or similar law, whether or not allowed in such case or proceeding.

8. Consent of Second Lien Administrative Agent. The Second Lien Administrative Agent (as defined in the Intercreditor Agreement) hereby consents to the amendments to the Loan Documents described in this Fifth Amendment.

9. Consent to Amendment to SOF Investment Loan. The Lenders and the Agents consent to the terms of Amendment No. 9 to the SOF Investments Loan, in the form annexed hereto as Exhibit A.

10. Miscellaneous.

a. Terms used in this Fifth Am endment which are defined in the Credit Agreement are used as so defined.

b. This Fifth Amendment may be executed in counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one agreement.

c. This Fifth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

d. Any determination that any provision of this Fifth Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Fifth Amendment.

e. The Borrowers shall pay on demand all reasonable costs and expenses of the Agents and the Lenders, including, without limitation, reasonable attorneys’ fees incurred by the Agents in connection with the preparation, negotiation, execution, and delivery of this Fifth Amendment. The Administrative Agent is hereby authorized by the Borrowers to make one or more Revolving Credit Loans to pay all such costs, expenses, and attorneys’ fees and expenses.

f. In connection with the interpretation of this Fifth Amendment and all other documents, instruments, and agreements incidental hereto:

i. All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of The Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

ii. The captions of this Fifth Amendment are for convenience purposes only, and shall not be used in construing the intent of the parties under this Fifth Amendment.

iii. In the event of any inconsistency between the provisions of this Fifth Amendment and any of the other Loan Documents, the provisions of this Fifth Amendment shall govern and control.

g. Each Loan Party agrees that any suit for the enforcement of this Fifth Amendment or any other Loan Document may be brought in the courts of the Commonwealth of Massachusetts sitting in Boston, Massachusetts or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Fifth Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Fifth Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Fifth Amendment against a Loan Party or its properties in the courts of any jurisdiction.

h. Each Loan Party agrees that any action commenced by any Loan Party asserting any claim or counterclaim arising under or in connection with this Fifth Amendment or any other Loan Document shall be brought solely in a court of the Commonwealth of Massachusetts sitting in Boston, Massachusetts or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to any such action

i. The Agents, the Lenders, the Borrowers, and the Facility Guarantors have prepared this Fifth Amendment and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Agents, the Lenders, the Borrowers, and the Facility Guarantors and shall not be construed against any party.

[Signatures Follow]

IN WITNESS WHEREOF, the undersigned have caused this Fifth Amendment to be duly executed under seal as of the date first set forth above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI

Acquisition LLC (successor-by-merger to

American Apparel, Inc.), as Lead Borrower and

as a Borrower

By:

Name:

Title:

AMERICAN APPAREL RETAIL, INC.,

as a Borrower

By:

Name:

Title:

AMERICAN APPAREL DYEING & FINISHING, INC.,

as a Borrower

By:

Name:

Title:

KCL KNITTING, LLC,

as a Borrower

By: American Apparel (USA), LLC, its sole member

By:

Name:

Title:

Signature Page to Fifth Amendment to Credit Agreement

AMERICAN APPAREL, LLC,

as a Facility Guarantor

By: American Apparel (USA), LLC, its sole member

By:

Name:

Title:

FRESH AIR FREIGHT, INC.,

as a Facility Guarantor

By:

Name:

Title:

AMERICAN APPAREL, INC. (f/k/a Endeavor Acquisition Corp.), as a Facility Guarantor

By:

Name:

Title:

Signature Page to Fifth Amendment to Credit Agreement

BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), as Administrative Agent, as Collateral Agent, as Swingline Lender and as Lender

By:

Name: David Vega

Title: Managing Director

BANK OF AMERICA, N.A. (successor by merger to LaSalle Bank National Association), as Issuing Bank

By:

Name: David Vega

Title: Managing Director

Signature Page to Fifth Amendment to Credit Agreement

WELLS FARGO RETAIL FINANCE, LLC, as Collateral Monitoring Agent and as a Lender

By:

Name:

Title:

Signature Page to Fifth Amendment to Credit Agreement

NATIONAL CITY BUSINESS CREDIT, INC.,

as a Lender

By:

Name:

Title:

Signature Page to Fifth Amendment to Credit Agreement

The foregoing is acknowledged, agreed and consented to:

SOF INVESTMENTS, L.P – PRIVATE IV,

as Second Lien Administrative Agent

By:

Name:

Title:

Acknowledgement Page to Fifth Amendment to Credit Agreement

Exhibit A

Amendment to the SOF Investments Loan

[see attached]

Exhibit A to Fifth Amendment to Credit Agreement

Exhibit B

Form of Subordination Agreement

[see attached]

Exhibit B to Fifth Amendment to Credit Agreement

Exhibit K

COMPLIANCE CERTIFICATE

[see attached]

Exhibit K to Credit Agreement

Exhibit M

FINANCIAL PERFORMANCE COVENANTS

1. Minimum Excess Availability. The Loan Parties shall at all times maintain Excess Availability in an amount not less than ten percent (10%) of the lesser of (i) the Borrowing Base and (ii) the Revolving Credit Ceiling.

2. Capital Expenditures. The Loan Parties shall not make or incur Capital Expenditures in any Fiscal Quarter in excess of the aggregate amount set forth for Capital Expenditures in the schedule attached hereto as Schedule M-1 (as such schedule may be replaced to the extent permitted hereby) for such Fiscal Quarter, provided that commencing with the Fiscal Quarter ended June 30, 2009, in the event that the Loan Parties make Capital Expenditures in any Fiscal Quarter in an amount less than the maximum amount set forth in Schedule M-1 with respect to such Fiscal Quarter, the maximum amount of Capital Expenditures permitted for the immediately succeeding Fiscal Quarter shall be equal to the sum of (x) the amount set forth on Schedule M-1 with respect to such Fiscal Quarter, plus (y) an amount equal to the difference between the amount permitted to be expended in the immediately preceding Fiscal Quarter less the actual amount expended. Between December 1 and December 31 of each Fiscal Year commencing with the Fiscal Year ended December 31, 2009, the Loan Parties shall submit to the Agents a new Schedule M-1 for the Fiscal Year commencing on January 1 of the immediately succeeding year, which new Schedule M-1 shall be in form and substance satisfactory to the Administrative Agent in the good faith exercise of its reasonable business judgment, but in its sole discretion nonetheless.

Exhibit M to Credit Agreement

Schedule M-1

Fiscal Quarter Ending

Maximum Amount of Capital Expenditures

March 31, 2009

$9,262,000

June 30, 2009

$4,939,000

September 30, 2009

$2,610,000

December 31, 2009

$2,023,000

Schedule M-1 to Credit Agreement

Exhibit E

(Attached)

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is made as of [ ] by and among American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.), a California limited liability company (the “Borrower”), [ ] (the

“Subordinated Creditor”), and the Administrative Agent (as defined in the Credit Agreement (defined below)) pursuant to that certain Credit Agreement.

WITNESSETH

WHEREAS, the Borrower has entered into certain financing arrangements with Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), and certain other lenders, as evidenced by, among other documents and instruments, the Credit Agreement dated as of July 2, 2007, among the Borrower, certain Affiliates thereof as borrowers, the guarantors named therein, each of the lenders party thereto and Bank of America, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), as agent.

WHEREAS, Subordinated Creditor is about to enter into certain financing and related arrangements with the Borrower and to make loans and provide other financial accommodations to the Borrower pursuant to that certain [ ] by and between the Borrower and the Subordinated Creditor, and all other documents and instruments entered into in connection therewith (collectively, the “Subordinated Debt Documents”), which loans and other financial accommodations, as well as the right to payment due thereunder, are and shall be unsecured; and

WHEREAS, the Borrower has entered into financing arrangements with SOF Investments, L.P. – Private IV (together with any successor in interest, the “Lenders”) as evidenced by, among other documents and instruments, a certain Credit Agreement dated as of January 18, 2007 (as amended, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the facility guarantors named therein (the “Facility Guarantors”, and, together with the Borrower, collectively, the “Loan Parties”) and the Lenders, pursuant to which the Lenders have, upon certain terms and conditions, made loans and provided other financial accommodations to the Borrower secured by certain assets and properties of the Loan Parties; and

WHEREAS, in order to induce the Administrative Agent and the Lenders to continue to provide the financing arrangements with the Loan Parties, (i) Subordinated Creditor has agreed to the subordination in right of payment of the existing and future obligations of the Borrower to Subordinated Creditor to the payment of the existing and future obligations of the Borrower to the Administrative Agent and the Lenders and related matters as set forth below, and (ii) the parties hereto have agreed to enter into this Subordination Agreement in accordance with the terms hereof;

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Existing Subordination Agreement is hereby amended and restated to read as follows:

1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

2. Subordination: Subordinated Creditor and the Borrower hereby agree with the Administrative Agent that the principal, interest, fees, expenses and all other amounts due (collectively, the “Subordinated Debt Obligations”) under the Subordinated Debt Documents are and shall be subject to and subordinate to the prior payment in full in cash of the Obligations on the terms and conditions set forth in this Agreement until such time as the principal of and interest on each Loan and all fees and other Obligations shall have been paid in full in cash.

3. Agreements By Subordinated Creditor: Subordinated Creditor hereby agrees as follows (such agreements to remain in effect until such time as the principal of and interest on each Loan and all fees and other Obligations shall have been paid in full in cash):

Subordinated Creditor shall not:

a. Except as provided in Section 5 hereof, demand, accept, or receive from the Borrower, directly or indirectly, any payment or other value, in cash or in kind, on account of the Subordinated Debt Obligations.

b. Amend in a manner adverse to the Administrative Agent and the Lenders the Subordinated Debt Documents or alter, amend, or change any term of payment of the Subordinated Debt Obligations (other than the forgiveness of the Subordinated Debt Obligations in whole or in part or extension of any payment date therefor).

c. Set off, establish a contra account, or otherwise apply, all or any part of the Subordinated Debt Obligations towards satisfaction of any obligation of Subordinated Creditor to the Borrower.

d. Enforce any of Subordinated Creditor’s rights, remedies, powers, privileges and discretions with respect to the Subordinated Debt Obligations.

e. Demand, accept, or receive from the Borrower any collateral for the Subordinated Debt Obligations or any other obligation of the Borrower to Subordinated Creditor under the Subordinated Debt Documents.

4. Agreements By Borrower: The Borrower hereby agrees as follows (such agreements to remain in effect until such time when the principal of and interest on each Loan and all fees and other Obligations shall have been paid in full in cash):

The Borrower shall not:

a. Except as provided in Section 5 below, make any payment or give any value in cash or in kind to Subordinated Creditor, directly or indirectly, on account of the Subordinated Debt Obligations.

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b. Set off, establish a contra account, or otherwise apply, all or any part of any obligation of Subordinated Creditor to the Borrower towards satisfaction of the Subordinated Debt Obligations.

c. Amend in a manner adverse to the Administrative Agent and the Lenders the Subordinated Debt Documents or alter, amend, or change any term of payment of the Subordinated Debt Obligations (other than the forgiveness of the Subordinated Debt Obligations in whole or in part or extension of any payment date therefor).

d. Execute, give, or deliver any collateral for, the Subordinated Debt Obligations or any other obligation of the Borrower to Subordinated Creditor under the Subordinated Debt Documents.

5. Permitted Payments of Interest; Conversion of Debt to Equity.

a. The Borrower may make and Subordinated Creditor may receive regularly scheduled payments of interest on account of the Subordinated Debt Obligations; provided that such payments shall be made and received by increasing the aggregate outstanding principal amount of such Subordinated Debt Obligations by the amount of such accrued interest and shall not be made in cash.

b. Any portion of the Subordinated Debt Obligations may be converted to equity.

6. Deferral of Subrogation: The Subordinated Creditor shall not be subrogated to the rights of the Lenders with respect to the Obligations until all amounts payable with respect to the Obligations owing to the Lenders shall be paid in full in cash; and for the purposes of such subrogation, no payments or distributions to the Lenders of any cash, property or securities to which the Subordinated Creditor would be entitled except for these provisions shall, as among the Subordinated Creditor, its creditors other than the Administrative Agent, the Lenders and the Borrower, be deemed to be a payment by the Subordinated Creditor to or on account of the Obligations.

7. Further Assurances: Subordinated Creditor and the Borrower shall each execute all such further instruments and do such other and further acts as the Administrative Agent or the Lenders may reasonably request in furtherance of the Administrative Agent’s and the Lenders’ rights hereunder and/or the purposes of this Agreement. The respective obligations of Subordinated Creditor and the Borrower hereunder being unique, are specifically enforceable by the Administrative Agent and the Lenders.

8. Subordinated Creditor’s Obligations: In the event that, notwithstanding the restrictions set forth in Sections 3 and 4, above:

a. Subordinated Creditor receives any collateral to secure the Subordinated Debt Obligations or any other obligation of the Borrower to Subordinated Creditor under the Subordinated Debt, Subordinated Creditor shall hold the same in trust for the Administrative Agent and shall deliver same to the Administrative Agent, immediately upon receipt thereof.

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b. Subordinated Creditor receives any payment on account of the Subordinated Debt Obligations (other than as permitted pursuant to Section 5 hereof), Subordinated Creditor shall hold such payment in trust for the Administrative Agent and shall not commingle such payments with any other funds of Subordinated Creditor. Subordinated Creditor shall deliver all such payments to the Administrative Agent immediately upon receipt thereof by Subordinated Creditor in the identical form received, duly endorsed to the Administrative Agent.

9. Application Of Proceeds: The proceeds (if any) received by the Administrative Agent or the Lenders on account of the Subordinated Debt Obligations shall be applied towards the Obligations in such order and manner as the Administrative Agent and the Lenders determine in their sole discretion. Any such proceeds received by the Administrative Agent in excess of the amounts necessary to satisfy the Obligations shall be paid to Subordinated Creditor.

10. Subordination on Dissolution, Liquidation or Reorganization: Upon payment or distribution of assets or securities of the Borrower of any kind or character, whether in cash, property or securities, in any insolvency or bankruptcy proceeding, unless and until all Obligations have been paid in full, (i) no direct or indirect payments or distributions of any kind or character, whether in cash, property or securities, shall be made by or on behalf of the Borrower or shall be accepted by the Subordinated Creditor on account of the Subordinated Debt Obligations and (ii) the Administrative Agent shall be entitled to receive directly, for application of the payment of the Obligations, any payments or distributions of any kind or character, whether in cash, property or securities, made by any Person on account of the Subordinated Debt Obligations. The Administrative Agent is hereby authorized to file an appropriate claim for and on behalf of the Subordinated Creditor if the latter does not file, and there is not otherwise filed on behalf of the Subordinated Creditor, a proper claim or proof of claim in the form required in any such insolvency or bankruptcy proceeding prior to 10 Business Days before the expiration of the time to file such claim or claims.

11. Certain Waivers By Subordinated Creditor: Subordinated Creditor:

a. Waives notice of non-payment, presentment, demand, notice, protest or otherwise with respect to the Obligations and/or the Subordinated Debt Obligations.

b. Waives notice of the acceptance of this Agreement by the Administrative Agent and the Lenders.

c. Assents to any extension, renewal, indulgence or waiver, permitted to the Borrower and/or any other person liable or obligated to the Administrative Agent or the Lenders for or on the Obligations and waives all suretyship defenses generally.

d. If entitled thereto, waives the right to notice and/or hearing prior to the Administrative Agent’s or the Lenders’ exercising of the Administrative Agent’s or the Lenders’ rights and remedies hereunder.

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No action by the Administrative Agent or the Lenders which has been assented to herein shall affect the obligations of Subordinated Creditor to the Administrative Agent or the Lenders hereunder.

12. Continuing Effectiveness of Subordination:

a. The Administrative Agent and the Lenders may continue to rely upon this Agreement and the subordination effected hereby with respect to all Obligations which may arise hereafter. The repayment and satisfaction of all of such Obligations shall not terminate this Agreement and the subordination effected hereby as to any Obligations which arise thereafter.

b. The subordination effected hereby shall not be affected by any fraudulent, illegal, or improper act by the Borrower, Subordinated Creditor, or any person liable or obligated to the Administrative Agent or the Lenders for or on the Obligations, nor by any release, discharge or invalidation, by operation of law or otherwise, of the Obligations or by the legal incapacity of the Borrower, Subordinated Creditor, or any other person liable or obligated to the Administrative Agent or the Lenders for or on the Obligations.

c. All interest on the Obligations for which the Borrower has agreed to be liable and all costs of collection shall continue to accrue and shall continue to be Obligations for purposes of the subordination effected hereby notwithstanding any stay to the enforcement thereof against the Borrower or disallowance therefor against the Borrower.

d. This Agreement, if previously terminated, shall be automatically reinstated, without any further action, if at any time any payment made or value received by the Administrative Agent or the Lenders with respect to the Obligations is rescinded or must otherwise be returned by the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made or value received.

13. Agent’s Books and Records: The books and records of the Administrative Agent showing the accounts between the Administrative Agent and the Borrower and (if any) the Administrative Agent and Subordinated Creditor shall be admissible in any action or proceeding to enforce this agreement and shall constitute prima facie evidence and proof of the items contained therein.

14. Effect of Breach of Agreement: The Borrower and Subordinated Creditor hereby acknowledge and agree that any failure by the Borrower or Subordinated Creditor (or both) to promptly, punctually, and faithfully perform or discharge any of their respective obligations hereunder shall be an Event of Default under the Credit Agreement.

15. Costs of Enforcement:

a. The Borrower will pay on demand all reasonable attorneys’ fees and out-of-pocket expenses incurred by the Administrative Agent’s and the Lenders’

5

attorneys and all reasonable costs incurred by the Administrative Agent and the Lenders, including, without limitation, costs associated with travel on behalf of the Administrative Agent or the Lenders, which costs and expenses are related to the Administrative Agent’s and the Lenders’ efforts to preserve, protect, collect, or enforce any of the obligations of Subordinated Creditor and/or any of the obligations of the Borrower and/or any of the Administrative Agent’s and the Lenders’ Rights and Remedies hereunder (whether or not suit is instituted by or against the Administrative Agent or the Lenders).

b. Subordinated Creditor will pay on demand all reasonable attorneys’ fees and out-of-pocket expenses incurred by the Administrative Agent’s and the Lenders’ attorneys and all reasonable costs incurred by the Administrative Agent and the Lenders, including, without limitation, costs associated with travel on behalf of the Administrative Agent or the Lenders, which costs and expenses are related to the Administrative Agent’s and the Lenders’ efforts to preserve, protect, collect, or enforce any of the obligations of Subordinated Creditor and/or any of the Administrative Agent’s and the Lenders’ Rights and Remedies hereunder (whether or not suit is instituted by or against the Administrative Agent or the Lenders).

16. Incorporation: This Agreement constitutes the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, relating to the subject matter hereof. No provisions hereof may be altered, amended, waived, canceled, or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Administrative Agent, Subordinated Creditor and the Borrower.

17. Agent’s and Lenders’ Rights and Remedies: The rights, remedies, powers, privileges, and discretions of the Administrative Agent and the Lenders hereunder (hereinafter, the “Administrative Agent’s and the Lenders’ Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Administrative Agent or any Lender in exercising or enforcing any of the Administrative Agent’s and the Lenders’ Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Administrative Agent or any Lender of any of the Administrative Agent’s and the Lenders’ Rights and Remedies or of any default or remedy under any other agreement with the Borrower or Subordinated Creditor shall operate as a waiver of any other default hereunder or thereunder. No exercise of the Administrative Agent’s and the Lenders’ Rights and Remedies and no other agreement or transaction, of whatever nature, entered into between the Administrative Agent or any Lender and Subordinated Creditor and/or between the Administrative Agent or any Lender and the Borrower at any time shall preclude any other or further exercise of the Administrative Agent’s and the Lenders’ Rights and Remedies. No waiver by the Administrative Agent or any Lender of any of the Administrative Agent’s and the Lenders’ Rights and Remedies on any one occasion shall be deemed a continuing waiver. All of the Administrative Agent’s and the Lenders’ Rights and Remedies and all of the Administrative Agent’s and the Lenders’ rights, remedies, powers, privileges, and discretions under any other agreement with Subordinated Creditor and/or the Borrower shall be cumulative, and not alternative or exclusive, and may be exercised by the Administrative Agent or the Lenders at

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such time or times and in such order of preference as the Administrative Agent or the Lenders in their sole discretion may determine. The Administrative Agent or any Lender may proceed with respect to the Subordinated Debt Obligations without resort or regard to other collateral or sources of satisfaction of the Obligations or, if any, the obligations and indebtedness of Subordinated Creditor to the Administrative Agent or any Lender.

18. Binding Effect: This Agreement shall be binding upon Subordinated Creditor, the Borrower and their respective, representatives, successors, and assigns, and shall inure to the benefit of the Administrative Agent, the Lenders, and their respective successors and assigns.

19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

20. Jurisdiction; Consent to Service of Process. Subordinated Creditor and the Borrower each agrees that any suit for the enforcement of this Agreement may be brought in the federal or state courts of the State of New York as the Administrative Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Subordinated Creditor and the Borrower each hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subordinated Creditor and the Borrower each agrees that any action commenced by Subordinated Creditor or the Borrower asserting any claim or counterclaim arising under or in connection with this Agreement shall be brought solely in the federal or state courts of the State of New York as the Administrative Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to such action.

21. Waiver of Jury Trial: The Borrower and Subordinated Creditor respectively make the following waiver knowingly, voluntarily, and intentionally and understands that the Administrative Agent, in the establishment and maintenance of the Administrative Agent’s relationship with the Borrower and the other Loan Parties, is relying thereon. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND WAIVES THE RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING; AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY,

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AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

22. Counterparts: This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

23. Notices: All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

a. if to the Borrower, to: American Apparel (USA), LLC, 747 Warehouse St., Los Angeles, CA 90021, Attention: Adrian Kowalewski (Telecopy No. (213) 201-3062), (E-Mail adrian@americanapparel.net), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Attention: David Reamer (Telecopy No.: 213-621-5052; E-Mail: dreamer@skadden.com);

b. if to Subordinated Creditor, to:[ ]; and

c. if to the Lenders to: SOF Investments, L.P. - Private IV, c/o MSD Capital, L.P., 645 Fifth Avenue, 21st Floor, New York, New York 10022-5910, Attn: General Counsel, Telecopy: (212) 303-1772.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

24. Agency. If an Administrative Agent is appointed under the Credit Agreement, this Agreement shall be concurrently transferred and assigned to such Administrative Agent in its agency capacity and the parties hereto consent to such assignment.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Agreement as of the date above first written. This Agreement is intended to take effect as a sealed instrument.

BORROWER:

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)

By:

Name:

Title:

SUBORDINATED CREDITOR:

Acknowledged by:

LENDER:

SOF INVESTMENTS, L.P. – PRIVATE IV

By:

Name:

Title:

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